PRUDENTIAL SMALL-CAP CORE EQUITY FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

January 20, 2011

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Prudential Small-Cap Core Equity Fund, Inc. (Equity Fund) would be acquired by Prudential Small-Cap Value Fund (Value Fund, and together with the Equity Fund, the Funds), a series of Prudential Investment Portfolios 5 (PIP5), and Value Fund would assume all of the liabilities of Equity Fund (the Reorganization). Equity Fund is a Maryland corporation and PIP5 is a Delaware statutory trust. The shareholders' meeting (the Meeting) is scheduled for March 15, 2011 at 10:00 a.m. Eastern time.

The Board of Directors of Equity Fund has reviewed and approved the proposal and recommended that the proposal be presented to shareholders of Equity Fund for their consideration. Although the Directors have determined that the proposal is in your best interest, the final decision to approve the proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with an investment objective and investment policies similar to those of Equity Fund, and will allow you to enjoy a substantially larger asset base over which expenses may be spread.

The accompanying combined proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Value Fund.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-800-549-6650 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Judy A. Rice
President

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PRUDENTIAL SMALL-CAP CORE EQUITY FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Small-Cap Core Equity Fund, Inc. (Equity Fund), a Maryland corporation, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Thursday, March 15, 2011, at 10:00 a.m. Eastern time, for the following purposes:

1.  For shareholders of Equity Fund to approve or disapprove a Plan of Reorganization under which Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Small-Cap Value Fund (Value Fund, and together with Equity Fund, the Funds), a series of Prudential Investment Portfolios 5 (PIP5), a Delaware statutory trust, and Equity Fund will be dissolved. In connection with this proposed transfer and dissolution, each whole and fractional share of each class of Equity Fund will be exchanged for whole and fractional shares of equal dollar value of the same class of Value Fund and outstanding shares of Equity Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors of Equity Fund has fixed the close of business on December 22, 2010 as the record date for the determination of the shareholders of Equity Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs
Secretary

Dated: January 20, 2011

A proxy card is enclosed along with this combined Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of Equity Fund recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
PRUDENTIAL SMALL-CAP CORE EQUITY FUND, INC.
and
PROSPECTUS
for
PRUDENTIAL SMALL-CAP VALUE FUND, A SERIES OF
PRUDENTIAL INVESTMENT PORTFOLIOS 5

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521
Dated January 20, 2011

Acquisition of the Assets and Assumption of the Liabilities of
Prudential Small-Cap Core Equity Fund, Inc.
By and in Exchange for Shares of Prudential Small-Cap Value Fund

This combined Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Prudential Small-Cap Core Equity Fund, Inc. (Equity Fund), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of Equity Fund for use at a special meeting of shareholders of Equity Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, March 15, 2011 at 10:00 a.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about January 20, 2011.

The purpose of the Meeting is for shareholders of Equity Fund to vote on a Plan of Reorganization (the Plan) under which Equity Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, Prudential Small-Cap Value Fund (Value Fund, and together with Equity Fund, the Funds), a series of Prudential Investment Portfolios 5 (PIP5) a Delaware statutory trust, in exchange for shares of Value Fund, which will be distributed to shareholders of Equity Fund, and the subsequent cancellation of shares of Equity Fund and its liquidation and dissolution (the Reorganization).

If the shareholders of Equity Fund approve the Plan, they will become shareholders of Value Fund.

The investment objectives of the Funds are substantially similar. The investment objective of Equity Fund is long-term capital appreciation, while the investment objective of Value Fund is above-average capital appreciation. The investment policies of the Funds are also substantially similar. Equity Fund seeks investments whose price is expected by the subadviser to increase over several years by following a non-fundamental policy of investing at least 80% of Equity Fund's investable assets in common stock and equity-related securities of small-cap U.S. companies. Value Fund seeks investments that will increase in value by following a non-fundamental policy of investing at least 80% of Value Fund's investable assets in common stocks and securities convertible into common stocks of small-cap companies.

Each Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of Value Fund that you should know about before voting. You should retain it for future reference. Additional information about Value Fund and the proposed Reorganization has been filed with the

Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The Prospectus for Value Fund, dated September 27, 2010, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for Value Fund, dated September 27, 2010, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated January 20, 2011, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for Value Fund for the fiscal year ended July 31, 2010, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to Value Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for Equity Fund (attached as Exhibit A), the Prospectus for Value Fund (attached as Exhibit B), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining Equity Fund and Value Fund into a single mutual fund. The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the Code). It is expected that the shareholders of Equity Fund will not recognize gain or loss upon the exchange of all of their shares of Equity Fund solely for shares of Value Fund, as described in this Prospectus/Proxy Statement and the Plan.

Equity Fund is an open-end investment company that is organized as a Maryland corporation. Value Fund is a series of Prudential Investment Portfolios 5, an open-end investment company that is organized as a Delaware statutory trust.

If the shareholders of Equity Fund vote to approve the Plan, the assets of Equity Fund will be transferred to, and all of the liabilities of Equity Fund will be assumed by, Value Fund in exchange for an equal dollar value of shares of the Value Fund. Shareholders of Equity Fund will have their shares exchanged for shares of Value Fund of equal dollar value based upon the value of the shares at the time Equity Fund's assets are transferred to Value Fund. After the transfer of assets and exchange of shares has been completed, Equity Fund will be liquidated and dissolved. If you approve the Plan, you will cease to be a shareholder of Equity Fund and will become a shareholder of Value Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of Equity Fund and the Board of Trustees of PIP5 have determined that the proposed Reorganization of Equity Fund is in the best interests of Equity Fund and Value Fund, and have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Reorganization.

The Board of Directors of Equity Fund has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of Value Fund at the close of business on December 22, 2010 (the Record Date) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of Equity Fund. The approval of the Plan requires the affirmative vote of the holders of a majority of the total number of shares of capital stock of Equity Fund outstanding and entitled to vote thereon.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Policies and Principal Risks of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for Value Fund, you should read the Prospectus (enclosed as Exhibit B) for Value Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in Value Fund's SAI.

The investment objectives of the Funds are substantially similar. The investment objective of Equity Fund is long-term capital appreciation, while the investment objective of Value Fund is above-average capital appreciation. The investment objectives of the Funds are fundamental policies that cannot be changed by the Funds' Boards without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by Quantitative Management Associates LLC (QMA), which serves as the subadviser to both Funds. The investment policies and strategies of each Fund are similar, as is further discussed below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a very similar set of principal risks, which are also discussed in more detail below.

Equity Fund

Principal Investment Strategies. Equity Fund seeks investments whose price the subadviser expects to increase over several years. Equity Fund normally invests at least 80% of the Fund's investable assets in common stock and equity-related securities of small-cap U.S. companies. The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Equity Fund considers small-cap companies to be those with market capitalizations like those found in the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) (measured at the time of purchase).

A team of portfolio managers from QMA manages the Fund using an investment process that is centered around a quantitative stock selection model used to evaluate growth potential, valuation, liquidity and investment risk. QMA selects securities that it expects will provide strong capital appreciation, while trying to limit both differences in portfolio characteristics from those of the S&P SmallCap 600 Index and the effects of taxation.

QMA tries to reduce the taxes shareholders pay on the Fund's capital gains. Part of QMA's goal is to outperform the S&P SmallCap 600 Index on a before- and after-tax basis. QMA tries to limit taxes by avoiding short-term capital gains whenever possible. QMA also may sell securities that have fallen in value in order to generate losses that can be used to offset current and future capital gains on other securities, while, at the same time, improve the risk/return profile of the portfolio. QMA may use hedging techniques to help limit taxable income and capital gains.

Principal Risks. Although QMA tries to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small companies vary more than the stock prices of large company stocks and they may also present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the Standard & Poor's 500 Composite Stock Price Index and may, in fact, decline more than the S&P SmallCap 600 Index. The Fund's holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Since the Fund's investment objective is long-term capital appreciation, the companies that the Fund invests in generally reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities. While the Fund tries to limit the extent to which shareholders incur taxes on Fund distributions of investment income and net realized gains, including through the use of hedging techniques, the Fund expects to distribute taxable income or capital gains from time to time.

The Fund is subject to risks arising from recent market events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for QMA. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

The Fund is also subject to the risk of an increase in expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Value Fund

Principal Investment Strategies. Value Fund seeks investments that will increase in value. To achieve the Fund's objective, the subadviser, QMA, invests in stocks of small-cap companies using a disciplined, quantitative approach to invest in stocks that it believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. QMA looks for stocks meeting these criteria in all sectors of the market. Generally, QMA will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets QMA's definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 300 securities.

QMA normally invests at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of small-cap companies, which the Fund considers to be those companies with market capitalizations like those found in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index (measured at the time of purchase).

QMA may invest up to 20% of the Fund's assets in foreign securities, including stocks and other equity-related investments and other investment-grade fixed income securities of foreign issuers. The Fund's investments in foreign securities may include issuers located in emerging markets. American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities. The Fund's investments in ADRs, ADSs and other similar receipts or shares may include unsponsored receipts of shares. The Fund may also invest up to 25% of its assets in real estate investment trusts (REITs).

Principal Risks. The Fund is subject to equity securities risk. There is the risk that the price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

The Fund is subject to small company risk. Small company stocks present above-average risks. This means that when stock prices decline overall, the Fund may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to be less liquid and fluctuate in value more than the stocks of larger, more established companies.

The Fund is subject to value style risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

The Fund is subject to market risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile.

Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

The Fund is subject to management risk. Actively managed mutual funds are subject to management risk. QMA will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by QMA may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

The Fund's investments in REITs are subject to the risks generally associated with equities. In addition, the performance of a REIT depends on the strength of real estate markets, REIT management and property management, all of which can be affected by many factors, including national and regional economic conditions.

The Fund is subject to risks arising from its ownership of illiquid securities. The Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

The Fund is subject to risks arising from recent market events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for QMA. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

The Fund is also subject to the risk of an increase in expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

If the Reorganization is approved, the combined, surviving fund will be managed according to the investment objective and policies of Value Fund in effect at the time of the closing, although the objective and policies are subject to change.

Comparison of Other Policies

Diversification

Both Funds are "diversified" investment companies under the 1940 Act. As diversified investment companies, no more than 5% of the assets of either Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of a Fund's assets may be invested without regard to this limitation. Neither Fund will invest more than 25% of its assets in the securities of issuers in any one industry.

Foreign Equity Securities

Each Fund may invest in foreign equity securities. Equity Fund may invest up to 20% of its total assets in foreign securities, while Value Fund may invest up to 20% of its investable assets in foreign securities. Neither Fund considers American Depository Receipts (ADRs), American Depository Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities. Each Fund may invest in foreign emerging market securities.

Emerging Growth Securities

The Funds may invest in securities of smaller or emerging growth companies. While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the subadviser's (QMA's) judgment, such disposition is not desirable.

Securities Denominated in Foreign Currencies

Each Fund may invest in securities denominated in foreign currencies and may therefore need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Fund may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract.

144A Securities

Each of the Funds may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended (1933 Act). The Directors of Equity Fund and the Trustees of PIP5, on behalf of Value Fund, have each adopted guidelines and delegated to Prudential Investments LLC (PI), the investment manager for each Fund, the daily function of determining and monitoring liquidity of such restricted securities.

Convertible Securities

Each of the Funds may invest in convertible securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that can be converted into a company's common stock or some other equity security. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The Funds also may invest in synthetic convertible securities. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (Cash-Settled Convertible), (ii) a combination of separate securities chosen by the subadviser (QMA) in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (Manufactured Convertible) or (iii) a synthetic security manufactured by another party.

Exchange-Traded Funds (ETFs)

Each Fund may invest in ETFs. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index.

Money Market Instruments

Both Funds may invest in money market instruments, which include commercial paper of U.S. or foreign companies, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of foreign and U.S. banks, and obligations issued by the U.S. government or its agencies. Equity Fund may generally invest in money market instruments during periods of portfolio restructuring, or until the subadviser invests the proceeds from new share sales or to meet ordinary daily cash needs.

Fixed Income Securities

Each of the Funds may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Generally; the lower the rating of such a security, the greater credit risk that a rating service will perceive to exist with respect to the security. Equity Fund will purchase only "investment grade" commercial paper and bonds, meaning that the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investor Services, Inc. (Moody's) or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Equity Fund may also occasionally purchase instruments that are not rated, but are of comparable quality to the investment grade bonds, as determined by the subadviser. Value Fund will only purchase debt obligations that are rated at least "A" by Moody's or S&P or the equivalent by another ratings service.

Real Estate Investment Trusts (REITs)

Value Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Repurchase Agreements

Both Funds may use repurchase agreements, where a party agrees to sell a security to a Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for that Fund, and is, in effect, a loan by the Fund. Repurchase agreements are income producing investments.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price.

Short Sales and Short Sales against the Box

Each Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Each Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. Not more than 25% of each Fund's net assets (determined at the time of the short sale) may be subject to short sales or short sales against the box.

Warrants and Rights

The Funds may invest in warrants and rights. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make either Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock.

Derivative Instruments

Each Fund may utilize various derivative instruments. Generally, with derivatives, the subadviser (QMA) is trying to predict whether the underlying investment—a security, market index, currency, interest rate or some other asset, rate or index—will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. Derivatives that involve leverage could magnify losses. When using certain derivative strategies, each Fund may need to segregate cash or other liquid securities. Each Fund's investments in derivative instruments is limited to a maximum of 25% of each Fund's net assets. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Equity-Related Securities

Equity Fund normally invests at least 80% of its investable assets in common stock and equity-related securities of small-cap U.S. companies, while Value Fund normally invests at least 80% of its assets in common stocks and securities convertible into common stocks of small-cap companies. For both Funds, equity-related securities and securities convertible into common stocks include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The Funds may also invest in American Depositary Receipts (ADRs), which are certificates—usually issued by a U.S. bank or trust company—that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. Other equity-related securities in which the Funds may invest include investments in various types of business ventures, including partnerships and joint ventures and securities of REITs.

Barrowing & Loans

The Funds may borrow money from banks. Equity Fund may borrow up to 33 1/3% of the value of its total assets, while Value Fund may borrow up to 20% of the value of its total assets. Each Fund's borrowings are limited so that immediately after such borrowing the value of its assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Fund's shares and in the yield on the Fund. Each Fund may make loans, including loans of portfolio securities of that Fund.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities if the outstanding loans by a Fund do not exceed 33 1/3% of the value of the lending Fund's assets and the loans are callable at any time by the Fund.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. "Net assets" refers to a Fund's assets minus its liabilities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

U. S. Government Securities.

The Funds may invest in U.S. Government Securities. U.S. Government Securities include (to the extent consistent with the 1940 Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the 1940 Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Investment Restrictions

Neither Fund may change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) purchase securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act; (ii) issue senior securities; (iii) purchase or sell real estate; (iv) underwrite securities; (v) make loans (except for certain securities lending transactions); (vi) borrow money (except for non-leveraging, temporary or emergency purposes); (vii) purchase or sell physical commodities; and (viii) purchase any security if, as a result, more than 25% of the value of the Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

For purpose of investment restriction (i) above, the Funds will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (1) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purpose of investment restriction (vi) above, under the 1940 Act, each Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, each Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

Although not fundamental, Equity Fund has the following investment restrictions.

The Fund may not:

1.  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.  Make investments for the purpose of exercising control or management.

3.  Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

  Notwithstanding this investment restriction, so long as the Fund is also a fund in which one or more of the Prudential Asset Allocation Funds, which are series of The Prudential Investment Portfolios, Inc. (Registration Nos. 33-61997, 811-7343) may invest, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

4.  Purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing over 80% of its investable assets in the type of investments suggested by the Fund's name.

Although not fundamental, Value Fund has the following investment restrictions:

1.  As a matter of non-fundamental operating policy, the Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing a certain percentage of its "investable assets" (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Fund's name.

As a non-fundamental operating policy, the Fund may not invest in the securities of other investment companies, except that subject to certain restrictions, the Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions as described in the SAI.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Certain Federal Tax Consequences of the Reorganization."

Comparison of Organizational Structures

Forms of Organization

Equity Fund is an open-end management investment company organized as a Maryland corporation.

Equity Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, consisting of 500,000,000 shares of Class A, 500,000,000 shares of Class B, 500,000,000 shares of Class C, 200,000,000 shares of Class Z and 300,000,000 shares of Class R. Each class of common stock represents an interest in the same assets of Equity Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with Equity Fund's charter, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

Shares of Equity Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of Equity Fund. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares.

Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Equity Fund is entitled to its portion of all of Equity Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

Value Fund is a series of PIP5, an open-end, diversified, management investment company organized as a Delaware statutory trust. PIP5 is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into two series and six classes, designated Class A, Class B, Class C, Class L, Class M and Class X shares. Class L, Class M and Class X shares are only offered through exchanges into the Value Fund. Each class of shares represents an interest in the same assets of Value Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) Class B, Class M and Class X shares have a conversion feature. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of PIP5, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of PIP5 under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B, Class M and Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Value Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders.

Equity Fund operates pursuant to a charter, which includes its Articles of Incorporation and supplements, corrections and amendments thereto, and By-Laws. PIP5 (and, together with Equity Fund, the "Companies") operates pursuant to an Agreement and Declaration of Trust (a Declaration) and By-Laws. Equity Fund is governed by a Board of Directors and PIP5 is governed by a Board of Trustees. We refer to these each as a "Board" and sometimes refer separately to "Directors" or "Trustees." We have summarized below certain rights of shareholders of each of Equity Fund and PIP5 to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter and By-Laws of Equity Fund and the Declaration and By-Laws of PIP5 for more complete information.

Forms of Ownership. Ownership interests in Equity Fund and its classes are represented by shares of common stock. The par value of Equity Fund's common stock is $0.001 per share. Shares of PIP5 are represented by shares of beneficial interest, each having a par value of $0.001 per share. For both companies, we refer to the ownership or beneficial interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. As a registered open-end investment company, Equity Fund is authorized under Maryland law to transfer all of its respective assets (or the assets of any class or series of its shares) without shareholder approval, but pursuant to Maryland law and Equity Fund's charter, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by the affirmative vote of a majority of the total number of shares of capital stock of Equity Fund. The Declaration permits PIP5, without shareholder approval (unless such approval is otherwise required by the 1940 Act) to (a) cause PIP5 to convert or merge, reorganize or consolidate with or into one or more business entities (or a series thereof to the extent permitted by law) so long as the surviving or resulting entity is an open-end management investment company (or a series thereof to the extent permitted by law) formed, organized or existing under the laws of a U.S. jurisdiction and that, in the case of any business entity created by the Board to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume PIP5's registration under the 1940 Act, (b) cause shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (c) cause PIP5 to incorporate under the laws of a U.S. jurisdiction, (d) sell or convey all or substantially all of the assets of PIP5 or any series or class thereof to another series or class thereof or to another business entity (or a series thereof to the extent permitted by law) organized under the laws of a U.S. jurisdiction so long as such business entity is an open-end management investment company and, in the case of any business entity created by the Board to accomplish such sale and conveyance, may succeed to or assume PIP5's registration under the 1940 Act or (e) at any time sell or convert into money all or any part of the assets of PIP5 or any series or class thereof.

Shareholder Meetings

Place of Meeting. Both Companies may hold shareholder meetings at any place in the United States set by the respective Board.

Shareholder Voting Rights. Each share of Equity Fund common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of Equity Fund stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. PIP5's Board is entitled to determine, without the vote or consent of shareholders (except as required by the 1940 Act) with respect to any matter submitted for a shareholder vote, whether each share shall be entitled to one vote, or whether each dollar of net asset value shall be entitled to one vote. In addition, shareholders of PIP5 are entitled to vote only (1) for the election or removal of Trustees and (2) with respect to such additional matters relating to PIP5 as may be required by the 1940 Act, the Declaration, the By-laws or any registration of PIP5 with the SEC (or any successor agency) or any state, or as the Board may consider necessary or desirable.

Record Date. Each Company's Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 (120 in the case of PIP5) or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors or trustees is not required to be acted upon under the 1940 Act.

Special Meetings. Equity Fund must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, Equity Fund must call a special meeting, subject to advance notice procedures, on the written request of shareholders holding a majority of all the votes entitled to be cast at the meeting. The Equity Fund Board has sole power to fix the date and time of any special meeting of shareholders. PIP5 is required to call a meeting of shareholders upon order of the Board, or, for the purpose of voting on the removal of any trustee, upon the request of shareholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of PIP5 refuses or neglects to call such meeting for more than 10 days, the Board or shareholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the By-Laws.

Inspector of Elections. Equity Fund is required to appoint one or more inspectors of election to conduct the voting at any meeting upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in PIP5's Declaration or By-Laws or the Delaware Statutory Trust Act.

Advance Notice of Shareholder Proposals.  Equity Fund's by-laws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the By-Laws. With respect to special meetings of stockholders, only the business specified in the meeting notice may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the By-Laws. This generally means that shareholders of Equity Fund may not submit proposals from the floor of an annual meeting. There are no requirements regarding advance notice for shareholder proposals set forth in PIP5's Declaration or by-laws or the Delaware Statutory Trust Act. Under the by-laws of PIP5, only the business stated in the notice of the meeting shall be considered at such meeting.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum for the transaction of business at a meeting of shareholders. For PIP5, a quorum is one-third of the shares entitled to vote, except when a larger quorum is required by federal law, including the 1940 Act, the By-Laws or the Declaration.

Adjournments. For Equity Fund, whether or not a quorum is present, the chairman of the meeting may, without further notice, adjourn a meeting from time to time to a date not more than 120 days after the original record date for the meeting.

PIP5 can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. Any meeting of shareholders of PIP5 may be adjourned one or more times from time to time to another time or place by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present.

Shareholder Action Without a Meeting. Shareholders of Equity Fund are not entitled to act by written consent unless such consent is unanimous. Shareholders of PIP5 can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of shareholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the officers or trustees of PIP5, shares may be voted only in person or by written proxy at a meeting.

Amendments to Charter/Declaration

Amendments to Equity Fund's charter generally require the approval of Equity Fund's Board and at least a majority of the votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, Equity

Fund's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares, without shareholder approval. The Board of PIP5 is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

Equity Fund's By-Laws can be amended by the affirmative vote of a majority of all votes entitled to be cast by the shareholders or a majority of two-thirds of the Board. PIP5's By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Directors/Trustees

Number of Members. Equity Fund's Board may change the number of directors to any number from three (3) to twenty (20), inclusive. As for PIP5, the number of trustees shall be the number established under or pursuant to the prior Declaration of Trust or such number as is determined, from time to time, by the trustees but shall at all times be at least one.

Removal of Board Members. Equity Fund shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members. The trustees of PIP5 may remove any trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of trustees prior to such removal, and any trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares.

Board Vacancies. A vacancy on Equity Fund's Board may be filled only by a majority of the remaining members of the Board; even if the remaining directors do not constitute a quorum. A vacancy on the Board of PIP5 may be filled by a majority of the Board; provided that in the event that less than the majority of the trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the trustees then in office shall call a shareholders' meeting for the election of trustees.

Limitation on Liability of Directors/Trustees and Officers. Maryland law and Equity Fund's charter provide that, to the extent allowed by law, directors and officers will not be liable to Equity Fund or its shareholders for monetary damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action; provided that no director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of PIP5 provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of PIP5, of such trustee or of any other trustee, and shall be liable to PIP5 and its shareholders solely for such trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, subadviser or principal underwriter of PIP5.

Indemnification of Directors/Trustees, Officers, Employees and Agents. Equity Fund's charter provides for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. PIP5's

By-Laws provide that it shall indemnify trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, Equity Fund shareholders generally have no personal liability for the debts or obligations of the Company as a result of their status as shareholders. PIP5's Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of PIP5 of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Termination and Dissolution

Dissolution of Equity Fund requires the approval of the holders of a majority of the outstanding shares of all classes. However, under Maryland law, Equity Fund may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances. PIP5 may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

Under investment management agreements with each of Equity Fund (the Equity Fund Management Agreement) and PIP5 on behalf of Value Fund (the Value Fund Management Agreement), Prudential Investments LLC (PI), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, manages Equity Fund's and Value Fund's investment operations and administers their business affairs and is responsible for supervising QMA as the subadviser for both Equity Fund and Value Fund. Pursuant to the Equity Fund Management Agreement and the Value Fund Management Agreement, PI is responsible for conducting the initial review of prospective investment subadvisers for each Fund, subject to the Board's supervision. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance.

PI and its predecessors have served as manager or administrator to investment companies since 1987. PI is a wholly owned subsidiary of Prudential Financial, Inc. (Prudential). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

Sub-Adviser and Portfolio Managers. QMA is the subadviser to each Fund. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of September 30, 2010, QMA had approximately $73 billion in assets under management (including approximately $7 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for managing each Fund are listed below.

Equity Fund. Equity Fund is managed by Margaret S. Stumpp, PhD, Ted Lockwood and Daniel Carlucci, CFA.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. She is the portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Ted Lockwood is a Managing Director for QMA. Ted is responsible for managing portfolios, investment research, and new product development. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University, as well as an MS in Engineering and an MBA in Finance from Columbia University.

Daniel Carlucci, CFA, is Vice President and Portfolio Manager for QMA. Dan co-manages several large-cap core and small-cap core equity portfolios. Dan is also responsible for managing QMA's managed account strategies including its ADR portfolio. Prior to his current assignment, Dan was an Investment Analyst with QMA's Value Equity team, where he assisted with the management of quantitative large-cap institutional portfolios. He joined Prudential Financial in 1984. Dan holds a BS in Finance and an MBA in Finance from Rutgers University.

Value Fund. Value Fund is managed by John P. Leib, CFA, Deborah D. Woods and Robert Leung, CFA.

John P. Leib, CFA, is a Principal and portfolio manager for QMA's Value Equity Team. He joined the Value Equity Team of QMA's predecessor in 1987 as a portfolio manager/ analyst. Over time, his role has shifted from overseeing the research efforts toward a dedicated focus on the management of the Value Equity accounts. John earned a BA in Economics and Mathematics from Hamilton College, and an MBA in Finance from New York University.

Deborah D. Woods is a Principal and portfolio manager for QMA's Value Equity Team. She also directs fundamental quantitative research analysis for the Value Equity products. Debbie joined Prudential Financial in 1973 as an industry analyst. Debbie received a BA in history from Wellesley College.

Robert Leung, CFA is an Investment Associate and portfolio manager for QMA's Value Equity Team. Robert joined the Team in 1996. He earned a BA in Economics with cum laude distinction from Union College and holds the Chartered Financial Analyst (CFA) designation, which he earned in 2000.

Multi-Manager Order. Each Company has obtained an exemption from the SEC (the Order) that permits PI to change the Sub-advisers for each of the Companies and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Equity Fund and PIP5. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Companies) is intended to facilitate the efficient supervision and management of the subadviser by PI and the Directors and Trustees of the Companies.

Investment Management Fees

The Equity Fund Management Agreement and the Value Fund Management Agreement each provide that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days nor less than 30 days written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PI for each Fund, as well as the investment management fees paid by each Fund to PI for the past three fiscal years, are set forth below.

Equity Fund

Fee rate: 0.60%

Fees Paid to PI:

Fiscal year ended October 31, 2009	$908,931
Fiscal year ended October 31, 2008	$1,348,914
Fiscal year ended October 31, 2007	$1,093,506

Value Fund

Fee rate: 0.70%

Fees Paid to PI:

Fiscal year ended July 31, 2010	$754,089
Fiscal year ended July 31, 2009	$804,850
Fiscal year ended July 31, 2008	$1,526,778

If the Reorganization is approved, shareholders of Equity Fund will not realize lower management fees, however, net annual operating expenses are expected to remain unchanged.

Distribution Plan

Prudential Investment Management Services LLC (PIMS) serves as the principal underwriter and distributor for both Funds. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares of the Equity Fund) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class R	0.75% of the Fund's average daily net assets attributable to Class R shares

Class Z	None

•  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R of Equity Fund shares to 0.50% of Equity Fund's average daily net assets of the Class R shares through February 29, 2012.

•  Currently, only Equity Fund offers Class R shares and Class Z shares. Pending approval of the Reorganization by shareholders, Value Fund will offer Class R shares and Class Z shares to accommodate Equity Fund Class R and Class Z shareholders.

•  Only Equity Fund has Class R shares and Class Z shares. Class Z shares are not subject to any distribution or service fees.

•  Value Fund also offers Class L, Class M, and Class X shares; Equity Fund does not offer Class L, Class M, or Class X shares.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts

Valuation

In connection with the Reorganization, each whole and fractional share of each class of Equity Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Value Fund. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price ("NOCP") on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter ("OTC") market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or PI under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI or the subadviser (or the Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or the Board in consultation with the subadviser or PI, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by PI or the subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the subadviser, PI, the Board or the Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or PI believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that PI may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, PI's Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one precent or more of the Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, and Class R shares, as applicable, of each Fund's shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, and Class R shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board of each Fund has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's transfer agent monitors trading activity on a daily basis. The Funds have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, the policy does not apply to the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the Prudential Investments fund family.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Funds, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Each Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC). Class B shares of each Fund are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares of each Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class R shares and Class Z shares of Equity Fund are sold at NAV without an initial sales charge; Value Fund does not currently offer Class R shares or Class Z shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Companies, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market—also known as "market timing"—may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Value Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in Value Fund after the Reorganization for purposes of determining any applicable CDSCs. Class R and Class Z shares of Value Fund were not offered during the last fiscal year. The fees and expenses below of the Class R and Class Z shares of Value Fund and the pro forma Value Fund after the Reorganization are based on estimated expenses of the Fund during the twelve months ended July 31, 2010.

"Certain Expenses" are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses*.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended July 31, 2010)

Shareholder Fees (fees paid directly from your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Maximum sales charge (load) on purchases	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Management Fees	0.60%	0.70%	0.70%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.34%	0.60%	0.39%
= Total annual fund operating expenses	1.24%	1.60%	1.39%
– Fee waiver and/or expense reimbursement	None	None	(0.15)%
= Net annual fund operating expenses (including Certain Expenses)	1.24%	1.60%	1.24%

Class B Shares (for the twelve months ended July 31, 2010)

Shareholder Fees (fees paid directly from your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	5.00%	5.00%	5.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Management Fees	0.60%	0.70%	0.70%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.34%	0.60%	0.39%
= Total annual fund operating expenses	1.94%	2.30%	2.09%
– Fee waiver and/or expense reimbursement	None	None	(0.15)%
= Net annual fund operating expenses (including Certain Expenses)	1.94%	2.30%	1.94%

Class C Shares (for the twelve months ended July 31, 2010)

Shareholder Fees (fees paid directly from your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Management Fees	0.60%	0.70%	0.70%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.34%	0.60%	0.39%
= Total annual fund operating expenses	1.94%	2.30%	2.09%
– Fee waiver and/or expense reimbursement	None	None	(0.15)%
= Net annual fund operating expenses (including Certain Expenses)	1.94%	2.30%	1.94%

Class R Shares (for the twelve months ended July 31, 2010)

Shareholder Fees (fees paid directly from your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Management Fees	0.60%	N/A	0.70%
+ Distribution (12b-1) Fees	0.75%	N/A	0.75%
+ Other Expenses	0.34%	N/A	0.39%
= Total annual fund operating expenses	1.69%	N/A	1.84%
– Fee waiver and/or expense reimbursement	(0.25)%	N/A	(0.40)%
= Net annual fund operating expenses (including Certain Expenses)	1.44%	N/A	1.44%

Note: Value Fund does not currently offer Class R shares.

Class Z Shares (for the twelve months ended July 31, 2010)

Shareholder Fees (fees paid directly from your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account maintenance fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Equity Fund	Value Fund	Pro Forma Value Fund After Reorganization
Management Fees	0.60%	N/A	0.70%
+ Distribution (12b-1) Fees	None	N/A	None
+ Other Expenses	0.34%	N/A	0.39%
= Total annual fund operating expenses	0.94%	N/A	1.09%
– Fee waiver and/or expense reimbursement	None	N/A	(0.15)%
= Net annual fund operating expenses (including Certain Expenses)	0.94%	N/A	0.94%

Note: Value Fund does not currently offer Class Z shares

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Value Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class R and Z shares of Value Fund were not offered during the last fiscal year. The expenses below of the Class R and Z shares of the Value Fund are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.

Full Redemption—Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Equity Fund	$669	$922	$1,194	$1,967
Value Fund	704	1,027	1,373	2,346
Pro Forma Value Fund After Reorganization	669	952	1,255	2,115
Class B Shares	One Year	Three Years	Five Years	Ten Years
Equity Fund	$697	$909	$1,147	$1,998
Value Fund	733	1,018	1,330	2,378
Pro Forma Value Fund After Reorganization	697	940	1,210	2,146
Class C Shares	One Year	Three Years	Five Years	Ten Years
Equity Fund	$297	$609	$1,047	$2,264
Value Fund	333	718	1,230	2,636
Pro Forma Value Fund After Reorganization	297	640	1,110	2,409
Class R Shares*	One Year	Three Years	Five Years	Ten Years
Equity Fund	$147	$508	$894	$1,977
Value Fund	N/A	N/A	N/A	N/A
Pro Forma Value Fund After Reorganization	147	540	958	2,126
Class Z Shares*	One Year	Three Years	Five Years	Ten Years
Equity Fund	$96	$300	$520	$1,155
Value Fund	N/A	N/A	N/A	N/A
Pro Forma Value Fund After Reorganization	96	332	586	1,315

No Redemption—Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Equity Fund	$669	$922	$1,194	$1,967
Value Fund	704	1,027	1,373	2,346
Pro Forma Value Fund After Reorganization	669	952	1,255	2,115
Class B Shares	One Year	Three Years	Five Years	Ten Years
Equity Fund	$197	$609	$1,047	$1,998
Value Fund	233	718	1,230	2,378
Pro Forma Value Fund After Reorganization	197	640	1,110	2,146
Class C Shares	One Year	Three Years	Five Years	Ten Years
Equity Fund	$197	$609	$1,047	$2,264
Value Fund	233	718	1,230	2,636
Pro Forma Value Fund After Reorganization	197	640	1,110	2,409
Class R Shares*	One Year	Three Years	Five Years	Ten Years
Equity Fund	$147	$508	$894	$1,977
Value Fund	N/A	N/A	N/A	N/A
Pro Forma Value Fund After Reorganization	147	540	958	2,126
Class Z Shares*	One Year	Three Years	Five Years	Ten Years
Equity Fund	$96	$300	$520	$1,155
Value Fund	N/A	N/A	N/A	N/A
Pro Forma Value Fund After Reorganization	96	332	586	1,315

*  Value Fund does not currently offer Class R or Class Z shares. If the transaction is approved, Value Fund will issue Class R and Class Z shares in order to accommodate shareholders of Class R and Class Z, respectively, of Equity Fund who will become shareholders of the Value Fund.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar chart shows each Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Equity Fund

Annual Total Returns (Class A Shares)1

1  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return for Class A shares from 1/1/10 to 9/30/10 was 6.80%.

BEST QUARTER: 19.75% (4th quarter of 2001) WORST QUARTER: -26.75% (4th quarter of 2008).

Average Annual Total Returns % (as of 12/31/09)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class A shares	10.79	-3.25	4.35	N/A
Class C shares	15.40	-2.87	4.15	N/A
Class R shares	17.01	N/A	N/A	-10.33
Class Z shares	17.57	-1.90	5.20	N/A
Class B Shares %
Return Before Taxes	11.40	-3.07	4.15	N/A
Return After Taxes on Distributions	11.40	-3.07	4.15	N/A
Return After Taxes on Distribution and Sale of Fund Shares	7.41	-2.58	3.61	N/A
Index % (reflects no deduction for fees, expenses or taxes)
S&P SmallCap 600 Index	25.57	1.36	6.35
Lipper Average	31.90	0.65	5.86

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Value Fund

Annual Total Returns (Class A Shares)1

1  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. Effective December 1, 2007 such waiver has been terminated. The return for Class A shares from January 1, 2010 to September 30, 2010 was 9.26%.

BEST QUARTER: 20.14% (2nd quarter of 2003) WORST QUARTER: -22.19% (4th quarter of 2008).

Average Annual Total Returns % (as of 12/31/09)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class B shares	11.73	-1.22	7.66	—
Class C shares	15.61	-1.11	7.65	—
Class L shares	10.33	N/A	N/A	-3.55 (8/22/2005)
Class M shares	11.31	N/A	N/A	-2.57 (8/22/2005)
Class X shares	11.62	N/A	N/A	-2.67 (8/22/2005)
Class A Shares %
Return Before Taxes	10.98	-1.49	7.84	7.94
Return After Taxes on Distributions	10.93	-2.84	6.40	6.52
Return After Taxes on Distribution and Sale of Fund Shares	7.21	-1.17	6.57	6.67
Index % (reflects no deduction for fees, expenses or taxes)
Russell 2000 Value Index	20.58	-0.01	8.27
Russell 2000 Index	27.17	0.51	3.51
Lipper Average	32.57	0.91	8.11

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

REASONS FOR THE REORGANIZATION

The Directors of Equity Fund and the Trustees of PIP5 (collectively, "Directors"), including all of the Directors who are not "interested persons" of Equity Fund and all of the Trustees of PIP5 who are not "interested persons" of PIP5 (collectively, "Independent Directors"), on behalf of Value Fund, have unanimously determined that the Reorganization would be in the best interests of Equity Fund and Value Fund. The Board of each Fund concluded that the interests of the shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on December 1, 2010, PI advised the Directors that, as of September 30, 2010, Equity Fund had net assets of approximately $144 million, while Value Fund had assets of approximately $102 million at that date. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread.

In addition, PI advised the Directors that while Equity Fund had lower gross expense ratios than the Value Fund, Value Fund shareholders should experience a gross decrease in fees and expenses due to the fact that Value Fund has a lower expense structure than Equity Fund. PI further advised the Directors that Equity Fund shareholders would not experience a gross fee increase because, for one year following the completion of the Reorganization, PI had agreed to contractually waive a portion of its investment management fee, such that Equity Fund shareholders should not experience any management fee increase. There can be no assurance that any operational savings will be realized.

The Directors also considered that all of the costs of the Reorganization would be borne by the Value Fund, and noted that the Equity Fund is not paying any of the costs of the Reorganization.

In recommending approval of the Plan, PI advised the Directors that the Funds have substantially similar investment objectives and similar investment policies. Moreover, PI reported that the Funds have similar investment styles. The Directors were also advised that Value Fund had better investment performance over the one-, three-, five- and ten-year periods ended December 31, 2009 than Equity Fund for the same periods. The Directors also noted that the Funds' investment portfolios were substantially similar, and were subadvised by the same subadviser.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of Equity Fund:

•  The Funds have similar investment restrictions;

•  The Funds have similar portfolios;

•  Value Fund had better investment performance than the Equity Fund for the one-, three-, five- and ten-year periods ended December 31, 2009;

•  Shareholders of Value Fund would realize a reduction in gross operating expenses as result of the consummation of the Reorganization;

•  Shareholders of Equity Fund will not realize an increase in operating expenses as a result of the consummation of the Reorganization, because PI agreed to contractually waive the portion of its management fee necessary to cap net total expenses of each class of Value Fund at 0.94% following consummation of the Reorganization and continuing for one year thereafter; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Directors also considered that it is a condition to the closing of the Reorganization that Equity Fund and Value Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of Equity Fund.

Consequently, the Directors of Equity Fund approved the Plan and recommend that shareholders of Equity Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of Equity Fund unanimously recommend that you vote FOR the Plan.

If shareholders of Equity Fund do not approve the Plan, the Board of Equity Fund will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated or unaffiliated funds other than the Value Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of Equity Fund do not approve the Plan, PI may consider recommending to the Board and shareholders the liquidation of Equity Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. Unlike the proposed Reorganization, a liquidation of Equity Fund would result in taxable gains or losses for most shareholders of Equity Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of Equity Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by Equity Fund, including the preparation of certain documents. Equity Fund will determine a specific date for the actual Reorganization to take place (which is expected to take place in 2011). The date on which the Reorganization will occur is called the "closing date." If shareholders of the Equity Fund do not approve the Plan, the Reorganization will not take place and the Board of Equity Fund will consider alternative courses of actions, as described above.

If the shareholders of Equity Fund approve the Plan, the Equity Fund will deliver to Value Fund all of Equity Fund's assets and Value Fund will assume all of the liabilities of Equity Fund on the closing date. PIP5 will issue to Equity Fund shares of Value Fund of a value equal to the dollar value of the net assets delivered to Value Fund by Equity Fund. Equity Fund will then distribute to its shareholders of record as of the close of business on the closing date, Value Fund shares in the equivalent value and of the equivalent class as such shareholder holds in Equity Fund. Equity Fund will subsequently terminate and dissolve and Value Fund will be the surviving fund. The stock transfer books of Equity Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to Equity Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, Equity Fund may amend the Plan without shareholder approval. Equity Fund may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of Equity Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs), will be paid by Value Fund, and are further detailed below:

Estimated Reorganization Expenses

Printing of Proxy Statements	$51,000
Processing/Mailing of Proxy Statements	$28,000
Solicitation Expenses	$63,000
Legal Expenses	$90,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$249,000

All of the portfolio securities of Equity Fund will be transferred in-kind to Value Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring.

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that the Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by Value Fund of the assets of Equity Fund in exchange solely for voting shares of Value Fund and the assumption by Value Fund of the liabilities, if any, of the Equity Fund, followed by the distribution of the Value Fund shares received by Equity Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Value Fund and Equity Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  The shareholders of Equity Fund will not recognize gain or loss upon the exchange of all of their shares of Equity Fund solely for shares of Value Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  No gain or loss will be recognized by Equity Fund upon the transfer of its assets to Value Fund in exchange solely for voting shares of Value Fund and the assumption by Value Fund of the liabilities, if any, of the Equity Fund. In addition, no gain or loss will be recognized by Equity Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of Equity Fund);

•  No gain or loss will be recognized by Value Fund upon the acquisition of the assets of Equity Fund in exchange solely for voting shares of Value Fund and the assumption of the liabilities, if any, of Equity Fund;

•  Value Fund's tax basis for the assets acquired from Equity Fund will be the same as the tax basis of the assets when held by Equity Fund immediately before the transfer, and the holding period of such assets acquired by Value Fund will include the holding period of such assets when held by Equity Fund;

•  Equity Fund shareholders' tax basis for the shares of Value Fund received by them pursuant to the reorganization will be the same as their tax basis in Equity Fund shares exchanged therefor; and

•  The holding period of Value Fund shares received by the shareholders of Equity Fund will include the holding period of Equity Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (the IRS) or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by Equity Fund to Value Fund followed by a taxable liquidation of Equity Fund, and the shareholders of Equity Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of Equity Fund and the fair market value of the shares of Value Fund received in exchange therefor.

Equity Fund has approximate capital loss carryforwards as of October 31, 2009 of $86,548,000 and Value Fund has approximate capital loss carryforwards as of July 31, 2010 of $31,007,000. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize either its own capital loss carryforwards or those of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits (where, as in this Reorganization, the target fund has greater equity value than the acquiring fund) the amount of post-reorganization capital gain of the acquiring fund that can be offset annually by the acquiring fund's capital loss carryforwards, in general, to the value of the equity of the acquiring fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may further limit the utilization of the capital losses. As a result of these limitations, a portion of the capital loss carryforwards of Value Fund and Equity Fund may expire before they can be utilized.

Shareholders of Equity Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of PIP5 Shares

PIP 5 was organized as a statutory trust in 1999 under the laws of Delaware, and is a trust fund of the type commonly known as a "business trust."

PIP5 is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into two series and six classes, designated Class A, Class B, Class C, Class L, Class M and Class X shares. If the Reorganization is approved, Value Fund will potentially be divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, Class R, and Class Z. The Class A, Class B, Class C, Class R and Class Z shares of Value Fund would be issued in order to accommodate shareholders of Class A, Class B, Class C, Class R and Class Z, respectively, of Equity Fund shareholders who will become shareholders of Value Fund pursuant to the Plan. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) Class B, Class M and Class X shares have a conversion feature. In accordance with PIP5's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of PIP5, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of PIP5 under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B, Class M and Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A, Class L, Class R and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders.

PIP5 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP5 will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. PIP5 will render assistance to those shareholders who call such a meeting.

Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by PIP5 for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of certain changes in the investment policies related thereto.

The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of PIP5. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

The shares of Value Fund that will be distributed to shareholders of Equity Fund will have the same legal characteristics as the shares of Equity Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of July 31, 2010, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of Value Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of Value Fund is likely to be different when the Plan is consummated.

Class A	Equity Fund	Value Fund	Pro Forma Adjustments		Pro Forma Value Fund After Reorganization (unaudited)
Net assets	$49,963,432	$57,017,112	$—		$106,980,544
Total shares outstanding	3,352,441	4,945,070	980,901	(b)	9,278,412
Net asset value per share	$14.90	$11.53	$—		$11.53
Class B	Equity Fund	Value Fund	Pro Forma Adjustments		Pro Forma Value Fund After Reorganization (unaudited)
Net assets	$3,763,154	$7,511,112	$—		$11,274,266
Total shares outstanding	275,419	720,136	85,382	(b)	1,080,937
Net asset value per share	$13.66	$10.43	$—		$10.43
Class C	Equity Fund	Value Fund	Pro Forma Adjustments		Pro Forma Value Fund After Reorganization (unaudited)
Net assets	$10,718,566	$26,451,706	$—		$37,170,272
Total shares outstanding	784,491	2,537,057	243,176	(b)	3,564,724
Net asset value per share	$13.66	$10.43	$—		$10.43
Class R	Equity Fund	Value Fund(a)	Pro Forma Adjustments		Pro Forma Value Fund After Reorganization (unaudited)
Net assets	$282,600	N/A	$—		$282,600
Total shares outstanding	19,034	N/A	5,476	(b)	24,510 (c)
Net asset value per share	$14.85	N/A	$—		$11.53
Class Z	Equity Fund	Value Fund(a)	Pro Forma Adjustments		Pro Forma Value Fund After Reorganization (unaudited)
Net assets	$69,342,953	N/A	$—		$69,342,953
Total shares outstanding	4,528,698	N/A	1,485,435	(b)	6,014,133 (c)
Net asset value per share	$15.31	N/A	$—		$11.53

(a)    Class R shares and Class Z shares were not offered by Value Fund as of July 31, 2010.

(b)    Represents the difference between total additional shares to be issued (see Pro Forma Financial Statements—Note 2) and the current Prudential Small-Cap Core Equity Fund shares outstanding.

(c)    The number of shares issued is based on Class A shares net asset value per share of the Prudential Small-Cap Value Fund at the time of reorganization.

VOTING INFORMATION

Required Vote

Only shareholders of record of Equity Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 7,922,775 shares of Equity Fund issued and outstanding.

The presence in person or by proxy of the holders of one-third of the outstanding shares of Equity Fund entitled to be voted at the Meeting is required to constitute a quorum of Equity Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the total number of shares of capital stock of Equity Fund outstanding and entitled to vote thereon is necessary to approve the Plan, Each shareholder of Equity Fund will be entitled to one vote for each full share and a fractional vote for each fractional share of Equity Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote Equity Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." Equity Fund will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a majority of the total number of shares of Equity Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by Equity Fund, Equity Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. Equity Fund would only take such actions if Equity Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in Equity Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Equity Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of Equity Fund. In addition, Equity Fund has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if Equity Fund has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $63,000, to be borne by Value Fund.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the each of the Funds. Unless noted otherwise, all information is provided as of each Fund's most recent fiscal year end (October 31, 2010 for Equity Fund; July 31, 2010 for Value Fund).

Other Accounts Managed by the Funds' Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. The table also identifies, for each portfolio manager, any ownership of Fund securities.

Equity Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Portfolio Managers**	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts***	Fund Ownership
Margaret Stumpp, Ph.D	42/$36,415,038,162	33/$4,991,896,262	113**/$16,925,970,585	None
Ted Lockwood	39/$36,118,071,208	29/$4,583,949,465	105**/$14,831,561,920	$8,500
Daniel Carlucci	20/$7,094,870,043	28/$4,544,901,303	55**/$11,551,248,021	$28,000

*  "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

**  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

***  Sixteen of these accounts with aggregate assets of $4,080,113,989 are subject to performance-based advisory fees.

Value Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Portfolio Managers**	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts	Ownership of Fund Securities
John P. Leib, CFA	2/$163,746,238	3/$582,005,045	6/$1,452,415,004	None
Deborah D. Woods	2/$163,746,238	3/$582,005,045	6/$1,452,415,004	None
Robert Leung, CFA	2/$163,746,238	3/$582,005,045	6/$1,452,415,004	None

*  "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

**  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

Additional Information About Value Fund's Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

Compensation

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

*  Long-term awards for Investment Professionals below level of Vice President for 2009 were, and for 2010 are, in the form of restricted stock only.

Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts using the same model. The discretionary clients may be disadvantaged where QMA delivers the model investment portfolio to such clients after it initiates trading for the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable, so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large accounts generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA's proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting. Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure or an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by QMA's clients. Such conflicts may also exist among client accounts managed by QMA or its affiliates. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are originated and managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interest; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

Portfolio Holdings

The Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semiannual reports are posted on the Fund's website at www.prudentialfunds.com. The Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and may be accessed at www.sec.gov.

The Fund generally posts on its website a detailed list of the Fund's portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. The Fund's detailed list of portfolio holdings will generally remain available on the Fund's website for approximately one month, at which time the list will be replaced.

In addition, the Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website and will generally be available for viewing until replaced at the end of the subsequent quarter.

Portfolio holdings information which appears on the Fund's website may also be made available in printed form. When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between the Fund's shareholders and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2.  The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4.  An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this Prospectus/Proxy Statement, the Fund will provide:

1.  Traditional External Recipients/Vendors

  Full holdings on a daily basis to RiskMetrics Group, Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;

  Full holdings on a daily basis to RiskMetrics Group (securities class action claims administrator) at the end of each day;

  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual periodends.

2.  Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected Prudential Investments Funds only);

  Full holdings on a daily basis to Electra Information Systems, Inc. (Target Portfolio Trust—Small Capitalization Growth Portfolio securities managed by Ashfield only);

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);

  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);

  Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);

  Full holdings on a weekly basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);

  Full holdings on a daily basis to State Street Bank & Trust Company (operations service provider) (Prudential Financial Services Fund only); and

  Full holdings on a quarterly basis to Prudential Retirement Services/Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of the Fund's fiscal quarter-end (Prudential Jennison Growth Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the Commission and procedures adopted by the Board of Directors. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see the SAI.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund Name	Shareholder Name	Address	Share Class	Shares/Percentage Ownership
Equity Fund	Special Custody Acct For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	1,298,298 / 41.86%

	Morgan Stanley & Co Harborside Financial Center	Plaza II, 3rd Floor Jersey City, NJ 07311	A	250,970 / 8.09%

	Special Custody Acct For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	134,052 / 55.61%

	Special Custody Acct For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	252,098 / 34.10%

	Merrill Lynch, Pierce, Fenner and Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr East Jacksonville, Fl 32246	C	69,697 / 9.43%

	Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2, 4th Floor Newark, NJ 07102	Z	514,962 / 15.66%

	Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2, 4th Floor Newark, NJ 07102	Z	388,693 / 11.82%

	Jennison Dryden Conservative Allocation Fund Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2, 4th Floor Newark, NJ 07102	Z	199,536 / 6.07%

Fund Name	Shareholder Name	Address	Share Class	Shares/Percentage Ownership
Value Fund	JP Morgan Chase Bank C/F HIP Staff Employees 401(K) JP Morgan RPS MGMT RPTG Team	9300 Ward Parkway Kansas City, MO 64114	Z	181,158 / 5.51%

	Special Custody Acct For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	Z	168,984 / 5.14%

	Frontier Trust Company FBO Dearborn Mid West Conveyor Co 401K	PO Box 10758 Fargo, ND 58106	R	12,113 / 93.01%

	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO	A	745,686 / 16.00%

	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO	B	243,924 / 37.21%

	CitiGroup Global Markets Inc Attn: Peter Booth	333 West 34th Street 7th Floor New York, NY 10001	B	47,937 / 7.31%

	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO	C	557,154 / 24.14%

	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	C	267,027 / 11.57%

As of the Record Date, the officers and directors of Equity Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of Equity Fund.

As of the Record Date, the officers and trustees of PIP5, as a group, beneficially owned less than 1% of the outstanding voting shares of Value Fund.

As of the Record Date, the Class R and Z shares of Value Fund had not been offered.

ADDITIONAL INFORMATION

PIP5 is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about Value Fund, a series of PIP5, is contained in its prospectus dated September 27, 2010, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about Value Fund is included in its SAI, dated September 27, 2010 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Value Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2010 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to Value Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

PIP5 (on behalf of Value Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also,

copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of Value Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to Value Fund.

Independent Registered Public Accounting Firm

The audited financial statements of Equity Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Equity Fund for the fiscal year ended October 31, 2010 (File No. 811-08085). .

The audited financial statements of Value Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Value Fund for the fiscal year ended July 31, 2010 (File No. 811-09101).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Equity Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither Equity Fund nor PIP5 is required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Equity Fund Board may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or Equity Fund's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors of Equity Fund intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of Equity Fund by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for Value Fund, dated September 27, 2010 (enclosed).

C	Value Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2010 (enclosed).

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Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2011, by and between Prudential Small-Cap Core Equity Fund, Inc. (the "Acquired Fund"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Investment Portfolios 5 (the "Acquiring Company"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Prudential Small-Cap Value Fund, a series of the Acquiring Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Acquired Fund the number of shares of a Class of the Acquiring Fund (the "Acquiring Fund Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however , that the Acquired Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring

Fund as such shareholder holds of the Acquired Fund, and then the Acquired Fund shall dissolve and terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Acquired Fund's articles of incorporation and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Company's agreement and declaration of trust and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquired Fund's articles of incorporation and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be _______, 2011, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Acquired Fund shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company's Custodian, The Bank of New York Mellon. Also, the Acquired Fund shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 per share (the "Acquired Fund Shares"), and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Acquired Fund may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Company, for the benefit of the Acquiring Fund, by the Acquired Fund. The Acquired Fund makes the following representations and warranties to the Acquiring Company:

(a)  The Acquired Fund is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Acquired Fund is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Acquired Fund's articles of incorporation.

(b)  The financial statements appearing in the Acquired Fund's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2010 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The Acquired Fund has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(d)  The Acquired Fund is not a party to or obligated under any provision of the Acquired Fund's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(e)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for U.S. federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(g)  To the best of the Acquired Fund's Knowledge, the Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(h)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to the Acquired Fund, by the Acquiring Company, on behalf of the Acquiring Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Acquired Fund:

(a)  The Acquiring Fund is a series of the Acquiring Company, a statutory trust duly organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Acquiring Company's agreement and declaration of trust as a separate series of the Acquiring Company.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Company's agreement and declaration of trust and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended July 31, 2010 (copies of which have been furnished to the Acquired Fund) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended January 31, 2011 (copies of which will be furnished to the Acquired Fund), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary statutory trust power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Acquiring Company is not a party to or obligated under any provision of the Acquiring Company's agreement and declaration of trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund, for use therein.

6.  Representations and Warranties by the Acquired Fund and the Acquiring Company, on behalf of the Acquiring Fund.

The Acquired Fund and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Acquired Fund and the Acquiring Company in accordance with its terms.

(f)  The Acquired Fund and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Acquired Fund intends to operate its business as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Acquired Fund does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Acquired Fund intends, if the reorganization is consummated, to liquidate and dissolve.

(d)  The Acquired Fund and the Acquiring Company intend that, by the time of Closing, each Fund's U.S. federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Acquired Fund intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Acquired Fund intends to call a meeting of its shareholders to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Acquired Fund intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Acquired Fund and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Acquired Fund and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Acquired Fund's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Acquired Fund shall have received on the Closing Date a favorable opinion from (i) Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Acquiring Company, with respect to items in this section that relate to matters of Delaware law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Company is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act (the "Delaware Act") to own all of its properties and assets and to carry on its business in each case as described in its current prospectus, and the Acquiring Fund has been established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company's agreement and declaration of trust, Bylaws and the Delaware Act;

(2)  This Plan has been duly authorized and executed by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Company's Agreement and Declaration of Trust, its Bylaws and the Delaware Act to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Company's agreement and declaration of trust or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Delaware for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund, that would be required to be disclosed in the Acquiring Company's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Acquired Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquired Fund is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan by the Acquired Fund of its obligations hereunder will not, violate any provision of the Acquired Fund's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquired Fund's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Acquired Fund that would be required to be disclosed in the Acquired Fund's registration statement on Form N-1A and is not so disclosed;

(7)  The Acquired Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquired Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquired Fund.

(h)  The Acquiring Company shall have received with respect to the Acquiring Fund and the Acquired Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Acquiring Company, in form and substance satisfactory to the Acquiring Company and the Funds, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Acquired Fund with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Company and the Acquired Fund represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Acquiring Company, on behalf of the Acquiring Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Acquired Fund or the Acquiring Company by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Acquired Fund, the Acquiring Company, or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Acquired Fund, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund or the Acquiring Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund's or the Acquiring Fund's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Acquired Fund, or the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Acquired Fund and the Acquiring Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Acquired Fund or the Acquiring Company hereunder, and in particular that none of the assets of either the Acquired Fund or the Acquiring Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Acquired Fund and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Acquired Fund and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Acquired Fund and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Acquired Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Prudential Small-Cap Core Equity Fund, Inc. and Prudential Investment Portfolios 5, on behalf of Prudential Small-Cap Value Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

PRUDENTIAL SMALL-CAP CORE EQUITY FUND, INC.

Attest: ______________________________________	By: ______________________________________ Name: Title:

PRUDENTIAL INVESTMENT PORTFOLIOS 5, on behalf of Prudential Small-Cap Value Fund

Attest: ______________________________________	By: ______________________________________ Name: Title:

(This page intentionally left blank.)

Exhibit B

PROSPECTUS DATED SEPTEMBER 27, 2010

The Prospectus for the Value Fund, dated September 27, 2010, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED JULY 31, 2010

The Annual Report to Shareholders for the Value Fund for the fiscal year ended July 31, 2010, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS
to the

2	Summary

2	The Proposal

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objectives, Policies and Principal Risks of the Funds

6	Comparison of Other Policies

9	Investment Restrictions

10	Federal Income Tax Considerations

11	Comparison of Organizational Structures

15	Management of the Funds

17	Distribution Plan

18	Valuation

20	Frequent Purchases and Redemptions of Fund Shares

21	Purchases, Redemptions, Exchanges and Distributions

22	Fees and Expenses

25	Expense Examples

27	Performance of the Funds

29	Reasons for the Reorganization

30	Information About the Reorganization

30	Closing

30	Expenses Resulting from the Reorganization

31	Tax Consequences of the Reorganization

32	Characteristics of PIP5 Shares

33	Capitalization

34	Voting Information

34	Required Vote

34	How to Vote

35	Revocation of Proxies

35	Solicitation of Voting Instructions

35	Additional Information About the Portfolio Managers and Portfolio Holdings

35	Portfolio Managers

39	Portfolio Holdings

41	Principal Holders of Shares

42	Additional Information

43	Miscellaneous

43	Legal Matters

43	Independent Registered Public Accounting Firm

43	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

43	Shareholder Proposals

43	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A—Form of Plan of Reorganization (attached)

B-1	Exhibit B—Prospectus for Value Fund dated September 27, 2010 (enclosed)

C-1	Exhibit C—Value Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2010 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR

PRUDENTIAL SMALL-CAP VALUE FUND

Dated January 20, 2011

Acquisition of the Net Assets of
Prudential Small-Cap Core Equity Fund, Inc.
By and in exchange for shares of the
Prudential Small-Cap Value Fund, a series of Prudential Investment Portfolios 5

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Prudential Small-Cap Core Equity Fund, Inc. (Equity Fund), and the assumption of the liabilities of Equity Fund in exchange for shares of Prudential Small-Cap Value Fund (Value Fund and collectively with Equity Fund, the Funds), a series of Prudential Investment Portfolios 5 (the Reorganization).

This SAI consists of this Cover Page, Value Fund’s SAI, dated September 27, 2010 and the pro forma financial statements for Equity Fund and Value Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated January20, 2011, relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to Value Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Company, other materials incorporated by reference herein, and other information regarding Equity Fund, PIP5, and Value Fund.

SAI INCORPORATION BY REFERENCE

The SAI of Value Fund, dated September 27, 2010, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Reorganization (unaudited)

The following tables set forth as of July 31, 2010 the unaudited pro forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations for the Reorganization.

Pro Forma Financial Statements

The unaudited pro forma information provided herein should be read in conjunction with the annual reports to shareholders for the periods ended October 31, 2010 and July 31, 2010, respectively, for each of Equity Fund and Value Fund.

On December 1, 2010, the Board of Directors of Equity Fund approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby Value Fund will acquire all the assets of, and assume of all of the liabilities of, Equity Fund and Equity Fund will receive shares of Value Fund, to be distributed to the shareholders of Equity Fund in redemption of all of the outstanding shares of Equity Fund, and thereafter terminate Equity Fund as a corporation.

The unaudited pro forma information set forth below for the period ended July 31, 2010 is intended to present ratios and supplemental data as if the acquisition of Equity Fund by Value Fund had been consummated at July 31, 2010.

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE MERGER OF PRUDENTIAL SMALL CAP CORE EQUITY FUND INTO PRUDENTIAL SMALL CAP VALUE FUND

AS OF JULY 31, 2010 (unaudited)

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value

			LONG-TERM INVESTMENTS	98.2%	99.5%	98.8%
			COMMON STOCKS

			Aerospace & Defense	2.8%	1.2%	2.1%
—	13,400	13,400	AAR Corp.(a)	—	$225,120	$225,120
7,400	—	7,400	American Science & Engineering, Inc.	$585,932	—	585,932
5,600	17,600	23,200	Ceradyne, Inc.(a)	130,200	409,200	539,400
18,200	—	18,200	Cubic Corp.	737,464	—	737,464
3,900	—	3,900	Curtiss-Wright Corp.	118,131	—	118,131
—	9,100	9,100	Ducommun, Inc.	—	190,099	190,099
14,100	—	14,100	Esterline Technologies Corp.(a)	723,753	—	723,753
2,000	—	2,000	LMI Aerospace, Inc.(a)	34,440	—	34,440
—	13,100	13,100	Ladish Co., Inc.(a)	—	385,271	385,271
13,700	—	13,700	Moog, Inc.(Class A Stock)(a)(b)	490,597	—	490,597
11,800	—	11,800	Teledyne Technologies, Inc.(a)	484,154	—	484,154
5,400	—	5,400	Triumph Group, Inc.	409,860	—	409,860
				3,714,531	1,209,690	4,924,221

			Air Freight & Logistics	0.4%	0.7%	0.6%
—	16,700	16,700	Air Transport Services Group, Inc.(a)	—	88,677	88,677
—	11,200	11,200	Atlas Air Worldwide Holdings, Inc.(a)	—	654,976	654,976
13,700	—	13,700	Forward Air Corp.(b)	397,848	—	397,848
5,500	—	5,500	Hub Group, Inc.(Class A Stock)(a)	176,825	—	176,825
				574,673	743,653	1,318,326

			Airlines	0.1%	1.5%	0.7%
—	14,000	14,000	Alaska Air Group, Inc(a)	—	722,260	722,260
—	13,500	13,500	Hawaiian Holdings, Inc(a)	—	81,000	81,000
—	38,700	38,700	Republic Airways Holdings, Inc.(a)(b)	—	241,875	241,875
7,900	40,000	47,900	SkyWest, Inc.	98,355	498,000	596,355
				98,355	1,543,135	1,641,490

			Automotive Components	0.3%	0.2%	0.3%
16,600	—	16,600	Drew Industries, Inc.(a)	350,758	—	350,758
—	37,800	37,800	Spartan Motors, Inc.	—	162,162	162,162
7,600	—	7,600	Superior Industries International, Inc.	109,364	—	109,364
				460,122	162,162	622,284

			Automobiles	0.2%	0.0%	0.1%
2,500	—	2,500	Thor Industries, Inc.	69,600	—	69,600
18,700	—	18,700	Winnebago Industries, Inc.(a)(b)	195,415	—	195,415
				265,015	0	265,015

			Beverages	0.1%	0.1%	0.1%
2,500	—	2,500	Boston Beer Co., Inc.(Class A Stock)(a)	173,400	—	173,400
—	1,800	1,800	Coca-Cola Bottling Co. Consolidated	—	92,880	92,880
				173,400	92,880	266,280

			Biotechnology	0.5%	0.1%	0.4%
5,300	—	5,300	Arqule, Inc.(a)	22,631	—	22,631
5,400	—	5,400	Cubist Pharmaceuticals, Inc.(a)	116,532	—	116,532
11,500	—	11,500	Emergent Biosolutions, Inc.(a)	213,555	—	213,555
11,800	—	11,800	Martek Biosciences Corp.(a)	244,142	—	244,142
15,100	—	15,100	Nabi Biopharmaceuticals(a)	86,372	—	86,372
—	24,300	24,300	PDL BioPharma, Inc.	—	151,146	151,146
				683,232	151,146	834,378

			Building Products	2.0%	1.0%	1.6%
16,100	9,700	25,800	A.O. Smith Corp.	880,348	530,396	1,410,744
—	4,000	4,000	Ameron International Corp.	—	245,760	245,760
—	17,300	17,300	Apogee Enterprises, Inc.	—	194,798	194,798

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
20,200	—	20,200	Gibraltar Industries, Inc.(a)	217,958	—	217,958
21,100	—	21,100	Griffon Corp.(a)	286,116	—	286,116
—	9,800	9,800	Insteel Industries, Inc.	—	91,042	91,042
38,100	—	38,100	Quanex Building Products Corp.	670,179	—	670,179
8,200	—	8,200	Simpson Manufacturing Co., Inc.	211,478	—	211,478
13,900	—	13,900	Universal Forest Products, Inc.	430,483	—	430,483
				2,696,562	1,061,996	3,758,558

			Capital Markets	0.6%	1.4%	0.9%
5,800	—	5,800	Ameriprise Financial, Inc.	245,862	—	245,862
—	24,300	24,300	BGC Partners, Inc. (Class A Stock)	—	131,706	131,706
—	1,600	1,600	Calamos Asset Management, Inc. (Class A Stock)	—	16,640	16,640
—	32,400	32,400	GFI Group, Inc.	—	190,836	190,836
15,700	—	15,700	Investment Technology Group, Inc.(a)	246,647	—	246,647
—	20,100	20,100	Knight Capital Group, Inc. (Class A Stock)(a)(b)	—	289,038	289,038
—	14,200	14,200	optionsXpress Holdings, Inc.(a)(b)	—	221,520	221,520
3,400	—	3,400	Piper Jaffray Cos.(a)	106,046	—	106,046
—	10,100	10,100	Raymond James Financial, Inc.	—	269,468	269,468
1,200	—	1,200	Solar Capital Ltd.	24,744		24,744
8,700	10,400	19,100	SWS Group, Inc.	75,864	90,688	166,552
4,200	—	4,200	TICC Capital Corp.	36,834	—	36,834
—	43	43	Teton Advisors, Inc. (Class B Stock)(a)	—	—	—
—	28,800	28,800	TradeStation Group, Inc.(a)	—	184,032	184,032
				735,997	1,393,928	2,129,925

			Chemicals	2.4%	3.2%	2.8%
30,600	—	30,600	A. Schulman, Inc.	599,454	—	599,454
6,100	—	6,100	Arch Chemicals, Inc.	209,047	—	209,047
1,200	—	1,200	Cabot Corp.	35,400	—	35,400
—	8,200	8,200	Cytec Industries, Inc.	—	409,344	409,344
—	9,600	9,600	Grace, (W.R.) & Co.(a)	—	246,432	246,432
38,100	—	38,100	H.B. Fuller Co.	778,764	—	778,764
—	12,000	12,000	Innophos Holdings, Inc.	—	351,720	351,720
—	13,200	13,200	LSB Industries, Inc.(a)	—	191,268	191,268
—	4,100	4,100	Lubrizol Corp. (The)	—	383,309	383,309
500	—	500	NewMarket Corp.	53,595	—	53,595
—	33,000	33,000	Olin Corp.	—	669,900	669,900
21,500	17,200	38,700	OM Group, Inc.(a)	580,500	464,400	1,044,900
35,400	—	35,400	PolyOne Corp.(a)	364,974	—	364,974
—	18,300	18,300	RPM International, Inc.	—	343,491	343,491
—	12,700	12,700	Schulman, (A.), Inc.	—	248,793	248,793
4,000	—	4,000	Solutia, Inc.(a)	56,440	—	56,440
8,000	—	8,000	Stepan Co.	528,080	—	528,080
				3,206,254	3,308,657	6,514,911

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
			Commercial Banks	5.4%	11.8%	8.2%
—	3,200	3,200	BancFirst Corp.	—	131,776	131,776
—	18,100	18,100	Banco Latinoamericano de Comercio Exterior SA (Panama)	—	223,897	223,897
500	—	500	Bancorp Rhode Island, Inc.	14,595	—	14,595
—	12,900	12,900	BancorpSouth, Inc.	—	189,114	189,114
—	9,700	9,700	Bank of the Ozarks, Inc.	—	363,265	363,265
43,600	—	43,600	Boston Private Financial Holdings, Inc.	288,196	—	288,196
600	—	600	Camden National Corp.	18,750	—	18,750
—	19,000	19,000	Cathay General Bancorp(b)	—	223,440	223,440
—	300	300	Century Bancorp, Inc. (Class A Stock)	—	6,444	6,444
—	20,700	20,700	Chemical Financial Corp.	—	464,715	464,715
2,200	15,500	17,700	City Holding Co.(b)	64,790	456,475	521,265
8,800	—	8,800	Columbia Banking System, Inc.	160,864	—	160,864
18,400	26,000	44,400	Community Bank System, Inc.	455,400	643,500	1,098,900
—	7,500	7,500	Community Trust Bancorp, Inc.	—	206,100	206,100
—	21,100	21,100	CVB Financial Corp.(b)	—	214,798	214,798
61,500	—	61,500	East West Bancorp, Inc.	958,785	—	958,785
—	3,900	3,900	First Bancorp	—	65,091	65,091
55,200	—	55,200	First Commonwealth Financial Corp.	292,560	—	292,560
—	15,500	15,500	First Community Bancshares, Inc.	—	228,005	228,005
900	25,600	26,500	First Financial Bancorp	14,310	407,040	421,350
3,200	—	3,200	First Financial Bankshares, Inc.(b)	156,864	—	156,864
—	25,500	25,500	First Merchants Corp.	—	221,340	221,340
—	34,295	34,295	FirstMerit Corp.	—	675,954	675,954
30,000	18,200	48,200	First Midwest Bancorp, Inc.	377,400	228,956	606,356
—	15,900	15,900	FNB Corp.	—	136,263	136,263
1,000	—	1,000	Hancock Holding Co.	30,510	—	30,510
4,470	—	4,470	Home Bancshares, Inc.	107,414	—	107,414
—	5,700	5,700	IBERIABANK Corp.	—	296,172	296,172
20,800	21,000	41,800	Independent Bank Corp.	495,248	500,010	995,258
—	33,540	33,540	International Bancshares Corp.(b)	—	581,584	581,584
29,300	31,874	61,174	National Penn Bancshares, Inc.	195,138	212,281	407,419
18,900	25,500	44,400	NBT Bancorp, Inc.	417,312	563,040	980,352
11,900	44,300	56,200	Old National Bancorp	125,188	466,036	591,224
—	12,600	12,600	PacWest Bancorp(b)	—	263,718	263,718
—	5,500	5,500	Park National Corp.(b)	—	368,940	368,940
7,100	—	7,100	PrivateBancorp, Inc.	87,827	—	87,827
14,500	—	14,500	Prosperity Bancshares, Inc.	491,260	—	491,260
—	1,700	1,700	Renasant Corp.(b)	—	25,925	25,925
—	6,900	6,900	Republic Bancorp, Inc. (Class A Stock)	—	170,982	170,982
—	9,700	9,700	S&T Bancorp, Inc.	—	196,910	196,910
—	4,200	4,200	Sandy Spring Bancorp, Inc.(b)	—	71,148	71,148
2,900	2,000	4,900	SCBT Financial Corp.	93,467	64,460	157,927
19,200	—	19,200	Signature Bank(a)	738,048	—	738,048
—	16,400	16,400	Simmons First National Corp. (Class A Stock)	—	432,140	432,140
—	3,210	3,210	Southside Bancshares, Inc.	—	60,862	60,862
3,700	—	3,700	Sterling Bancorp	36,112	—	36,112
—	3,700	3,700	Suffolk Bancorp	—	100,307	100,307
67,700	25,850	93,550	Susquehanna Bancshares, Inc.	585,605	223,602	809,207
—	10,200	10,200	SVB Financial Group(a)	—	440,538	440,538
2,500	3,300	5,800	Tompkins Financial Corp.	104,375	137,775	242,150
—	2,700	2,700	Trico Bancshares(b)	—	50,949	50,949
—	22,600	22,600	Trustmark Corp.	—	497,200	497,200
43,600	24,900	68,500	Umpqua Holdings Corp.	546,308	311,997	858,305
—	17,700	17,700	United Bankshares, Inc.(b)	—	451,881	451,881
2,700	12,600	15,300	WesBanco, Inc.(b)	46,845	218,610	265,455
10,800	—	10,800	Whitney Holding Corp.	87,696	—	87,696
3,100	—	3,100	Wilshire Bancorp, Inc.(b)	23,343	—	23,343
6,800	11,500	18,300	Wintrust Financial Corp.(b)	211,616	357,880	569,496
				7,225,826	12,151,120	19,376,946

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
			Commercial Services & Supplies	2.7%	4.2%	3.3%
2,700	—	2,700	ABM Industries, Inc.	58,590	—	58,590
—	31,800	31,800	ACCO Brands Corp.(a)	—	188,256	188,256
—	15,500	15,500	American Reprographics Co.(a)	—	137,950	137,950
—	10,400	10,400	ATC Technology Corp.(a)	—	249,392	249,392
—	13,300	13,300	Cenveo, Inc.(a)	—	81,928	81,928
17,300	4,900	22,200	Consolidated Graphics, Inc.(a)	743,381	210,553	953,934
4,900	25,700	30,600	Deluxe Corp.	100,842	528,906	629,748
—	14,300	14,300	Ennis, Inc.	—	241,956	241,956
14,700	9,100	23,800	G&K Services, Inc.(Class A Stock)	342,069	211,757	553,826
—	16,000	16,000	Herman Miller, Inc.	—	275,200	275,200
—	12,900	12,900	HNI Corp.(b)	—	333,336	333,336
—	8,900	8,900	Knoll, Inc.(b)	—	124,867	124,867
7,500	—	7,500	Interface, Inc.(Class A Stock)	93,225	—	93,225
—	6,600	6,600	M&F Worldwide Corp.(a)	—	185,988	185,988
—	20,200	20,200	McGrath RentCorp	—	471,064	471,064
—	7,800	7,800	Mobile Mini, Inc.(a)	—	133,692	133,692
—	18,700	18,700	Schawk, Inc.	—	277,321	277,321
45,600	—	45,600	Tetra Tech, Inc.(a)	956,232	—	956,232
3,700	7,600	11,300	UniFirst Corp.	162,652	334,096	496,748
20,100	5,900	26,000	United Stationers, Inc.(a)	1,088,415	319,485	1,407,900
2,500	—	2,500	Viad Corp.	49,750	—	49,750
				3,595,156	4,305,747	7,900,903

			Communications Equipment	1.9%	0.7%	1.4%
102,800	28,200	131,000	Arris Group, Inc.(a)	958,096	262,824	1,220,920
1,500	—	1,500	BEL Fuse, Inc.(Class B Stock)	35,370	—	35,370
10,100	10,200	20,300	Black Box Corp.	307,444	310,488	617,932
13,800	—	13,800	Blue Coat Systems, Inc.(a)(b)	302,220	—	302,220
1,800	—	1,800	Comtech Telecommunications Corp.(a)	38,826	—	38,826
4,200	—	4,200	Digi International, Inc.(a)	34,902	—	34,902
—	4,200	4,200	InterDigital, Inc.(a)	—	114,618	114,618
9,800	—	9,800	Netgear, Inc.(a)(b)	235,200	—	235,200
2,800	—	2,800	Plantronics, Inc.	83,916	—	83,916
22,000	—	22,000	Symmetricom, Inc.(a)	117,260	—	117,260
32,500	—	32,500	Tekelec(a)	459,550	—	459,550
				2,572,784	687,930	3,260,714

			Computers & Peripherals	0.3%	0.0%	0.2%
53,300	—	53,300	ADPT Corp.(a)	162,565	—	162,565
25,100	—	25,100	Novatel Wireless, Inc.(a)	168,170	—	168,170
3,100	—	3,100	Stratasys, Inc.(a)(b)	70,401	—	70,401
				401,136	0	401,136

			Construction & Engineering	0.1%	1.3%	0.6%
—	11,500	11,500	Comfort Systems USA, Inc.	—	131,215	131,215
—	18,200	18,200	Dycom Industries, Inc.(a)	—	164,710	164,710
6,400	18,500	24,900	EMCOR Group, Inc.(a)(b)	166,464	481,185	647,649
—	8,400	8,400	Layne Christensen Co.(a)	—	211,764	211,764
—	6,000	6,000	Sterling Construction Co, Inc.(a)	—	74,340	74,340
—	15,000	15,000	Tutor Perini Corp.(a)	—	289,200	289,200
				166,464	1,352,414	1,518,878

			Construction Materials	0.2%	0.0%	0.1%
9,800	—	9,800	Eagle Materials, Inc.	239,708	—	239,708
25,000	—	25,000	Headwaters, Inc.(a)	86,500	—	86,500
				326,208	0	326,208

			Consumer Finance	1.4%	1.9%	1.6%
—	28,000	28,000	Advance America Cash Advance Centers, Inc.	—	110,320	110,320

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
10,800	14,200	25,000	Cash America International, Inc.(b)	361,800	475,700	837,500
—	8,189	8,189	Credit Acceptance Corp.(a)	—	458,420	458,420
12,800	—	12,800	Ezcorp, Inc.(Class A Stock)(a)	254,720	—	254,720
37,600	5,700	43,300	First Cash Financial Services, Inc.(a)	901,648	136,686	1,038,334
—	11,500	11,500	Nelnet, Inc. (Class A Stock)	—	231,840	231,840
9,300	11,700	21,000	World Acceptance Corp.(a)(b)	385,299	484,731	870,030
				1,903,467	1,897,697	3,801,164

			Containers & Packaging	0.6%	0.3%	0.5%
4,700	—	4,700	Myers Industries, Inc.	37,177	—	37,177
13,300	6,500	19,800	Rock-Tenn Co.(Class A Stock)	707,826	345,930	1,053,756
1,900	—	1,900	Temple-Inland, Inc.	38,114	—	38,114
				783,117	345,930	1,129,047

			Distributers	0.0%	0.2%	0.1%
—	6,600	6,600	Core-Mark Holding Co., Inc.(a)	—	201,432	201,432
3,000	—	3,000	LKQ Corp.(a)	59,340	—	59,340
				59,340	201,432	260,772

			Diversified Consumer Services	1.8%	1.3%	1.6%
3,700	—	3,700	American Public Education, Inc.(a)	165,242	—	165,242
10,900	—	10,900	Capella Education Co.(a)	1,012,828	—	1,012,828
—	4,000	4,000	CPI Corp.	—	99,360	99,360
11,400	—	11,400	Hillenbrand, Inc.	251,826	—	251,826
11,200	9,400	20,600	Pre-Paid Legal Services, Inc.(a)(b)	549,472	461,164	1,010,636
—	31,400	31,400	Regis Corp.(b)	—	478,222	478,222
—	7,700	7,700	Steiner Leisure Ltd. (Bahamas)(a)	—	327,327	327,327
22,600	—	22,600	Universal Technical Institute, Inc.	460,362	—	460,362
				2,439,730	1,366,073	3,805,803

			Diversified Financial Services	0.1%	0.7%	0.4%
6,200	—	6,200	Compass Diversified Holdings	93,434	—	93,434
4,400	—	4,400	Newstar Financial, Inc.(a)	31,944	—	31,944
—	15,900	15,900	PHH Corp.(a)(b)	—	316,569	316,569
—	5,900	5,900	Portfolio Recovery Associates, Inc.(a)(b)	—	411,112	411,112
				125,378	727,681	853,059

			Diversified Telecommunication Services	0.2%	0.4%	0.3%
—	4,800	4,800	Atlantic Tele-Network, Inc.	—	214,608	214,608
19,200	—	19,200	Cbeyond, Inc.(a)	292,416	—	292,416
—	26,900	26,900	Premiere Global Services, Inc.(a)	—	168,394	168,394
				292,416	383,002	675,418

			Electric Utilities	1.0%	3.4%	2.0%
—	9,800	9,800	Allete, Inc.	—	353,388	353,388
8,800	—	8,800	Central Vermont Public Service Corp.	186,912	—	186,912
24,100	31,100	55,200	El Paso Electric Co.(b)	518,150	668,650	1,186,800
—	13,500	13,500	Empire District Electric Co. (The)	—	265,275	265,275
—	17,400	17,400	IDACORP, Inc.	—	612,828	612,828
—	3,800	3,800	MGE Energy, Inc.	—	142,386	142,386
—	6,300	6,300	Portland General Electric Co.	—	120,330	120,330
6,900	13,200	20,100	UIL Holdings Corp.	188,025	359,700	547,725
12,100	13,800	25,900	Unisource Energy Corp.	390,588	445,464	836,052
—	3,800	3,800	Unitil Corp.	—	83,030	83,030
—	18,600	18,600	Westar Energy, Inc.(b)	—	444,168	444,168
				1,283,675	3,495,219	4,778,894

			Electrical Equipment	2.3%	2.4%	2.4%
9,000	8,400	17,400	Acuity Brands, Inc.	379,170	353,892	733,062
14,900	—	14,900	AZZ, Inc.	648,597	—	648,597
7,800	—	7,800	Baldor Electric Co.	298,116	—	298,116
19,900	15,200	35,100	Belden, Inc.	475,411	363,128	838,539

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
9,000	18,700	27,700	Brady Corp.(Class A Stock)	250,290	520,047	770,337
2,700	10,600	13,300	EnerSys(a)	65,394	256,732	322,126
6,500	—	6,500	II-VI, Inc.(a)	222,820	—	222,820
4,100	—	4,100	Polypore International, Inc.(a)(b)	100,696	—	100,696
2,600	1,300	3,900	Powell Industries, Inc.(a)	85,436	42,718	128,154
4,700	8,100	12,800	Regal-Beloit Corp.	285,901	492,723	778,624
—	10,100	10,100	Thomas & Betts Corp.(a)(b)	—	400,364	400,364
20,700	—	20,700	Vicor Corp.(b)	325,818	—	325,818
				3,137,649	2,429,604	5,567,253

			Electronic Equipment, Instruments & Components	4.5%	2.9%	3.8%
8,500	—	8,500	Agilysys, Inc.(a)	67,405	—	67,405
3,100	9,100	12,200	Anixter International, Inc.(a)	149,792	439,712	589,504
—	8,800	8,800	Avnet, Inc.(a)(b)	—	221,320	221,320
32,500	—	32,500	Benchmark Electronics, Inc.(a)	542,750	—	542,750
98,100	14,900	113,000	Brightpoint, Inc.(a)	776,952	118,008	894,960
24,300	18,500	42,800	Checkpoint Systems, Inc.(a)	485,271	369,445	854,716
20,300	—	20,300	Cognex Corp.	378,595	—	378,595
12,000	46,000	58,000	CTS Corp.	112,200	430,100	542,300
6,600	—	6,600	DTS, Inc.(a)	235,752	—	235,752
—	15,600	15,600	Electro Rent Corp.	—	215,280	215,280
12,800	—	12,800	Electro Scientific Industries, Inc.(a)	146,944	—	146,944
2,000	—	2,000	Gerber Scientific, Inc.(a)	11,480	—	11,480
46,600	—	46,600	Insight Enterprises, Inc.(a)	678,962	—	678,962
25,400	—	25,400	Keithley Instruments, Inc.	274,066	—	274,066
5,100	—	5,100	Littelfuse, Inc.(a)	181,611	—	181,611
—	4,200	4,200	Measurement Specialties, Inc(a)	—	70,140	70,140
14,500	—	14,500	Mercury Computer Systems, Inc.(a)	191,400	—	191,400
6,400	—	6,400	Methode Electronics, Inc.	68,352	—	68,352
—	10,800	10,800	Multi-Fineline Electronix, Inc.(a)	—	273,672	273,672
7,300	17,100	24,400	Newport Corp.(a)	92,929	217,683	310,612
10,700	—	10,700	Park Electrochemical Corp.	293,608	—	293,608
6,900	—	6,900	Plexus Corp.(a)	201,480	—	201,480
6,700	—	6,700	Rogers Corp.(a)	207,365	—	207,365
5,400	—	5,400	ScanSource, Inc.(a)	148,932	—	148,932
—	10,300	10,300	SMART Modular Technologies (WWH), Inc. (Cayman Islands)(a)	—	55,723	55,723
22,400	7,200	29,600	SYNNEX Corp.(a)(b)	591,136	190,008	781,144
14,700	39,000	53,700	TTM Technologies, Inc.(a)	150,675	399,750	550,425
				5,987,657	3,000,841	8,988,498

			Energy Equipment & Services	3.0%	3.7%	3.3%
—	24,800	24,800	Basic Energy Services, Inc.(a)	—	232,376	232,376
15,300	16,300	31,600	Bristow Group, Inc.(a)	511,479	544,909	1,056,388
—	22,200	22,200	Cal Dive International, Inc.(a)	—	131,424	131,424
13,100	—	13,100	CARBO Ceramics, Inc.	1,050,620	—	1,050,620
—	17,000	17,000	Complete Production Services, Inc.(a)	—	327,250	327,250
—	9,200	9,200	Dawson Geophysical Co.(a)	—	214,452	214,452
10,300	—	10,300	Dril-Quip, Inc.(a)	538,484	—	538,484
7,100	—	7,100	Gulf Island Fabrication, Inc.	127,516	—	127,516
—	11,000	11,000	Gulfmark Offshore, Inc. (Class A Stock)(a)	—	323,840	323,840
—	13,300	13,300	Hornbeck Offshore Services, Inc.(a)	—	223,839	223,839
—	58,200	58,200	Key Energy Services, Inc.(a)(b)	—	562,212	562,212
6,200	—	6,200	Lufkin Industries, Inc.	254,882	—	254,882
7,500	18,000	25,500	Matrix Service Co.(a)	72,675	174,420	247,095
—	9,100	9,100	Natural Gas Services Group, Inc.(a)	—	150,605	150,605
23,200	9,200	32,400	Oil States International, Inc.(a)	1,065,808	422,648	1,488,456
—	14,000	14,000	Pioneer Drilling Co.(a)	—	92,680	92,680
5,400	—	5,400	SEACOR Holdings, Inc.(a)	447,228	—	447,228
—	8,600	8,600	Tidewater, Inc.(b)	—	352,428	352,428
				4,068,692	3,753,083	7,821,775

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
			Exchange Traded Fund	0.0%	0.5%	0.2%
—	9,100	9,100	iShares Russell 2000 Value Index Fund	—	552,916	552,916

			Food & Staples Retailing	0.4%	2.0%	1.1%
12,800	11,400	24,200	Andersons, Inc. (The)	439,936	391,818	831,754
—	20,200	20,200	Ingles Markets, Inc. (Class A Stock)	—	328,452	328,452
—	12,200	12,200	Nash-Finch Co.	—	479,704	479,704
—	14,800	14,800	Pantry, Inc. (The)(a)	—	266,400	266,400
—	16,600	16,600	Ruddick Corp.	—	588,470	588,470

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
9,100	—	9,100	Spartan Stores, Inc.	130,676	—	130,676
				570,612	2,054,844	2,625,456

			Food Products	1.5%	0.8%	1.2%
6,100	8,500	14,600	Cal-Maine Foods, Inc.(b)	192,699	268,515	461,214
18,600	5,300	23,900	Chiquita Brands International, Inc.(a)(b)	273,048	77,804	350,852
5,600	—	5,600	Corn Products International, Inc.	186,704	—	186,704
51,500	—	51,500	Darling International, Inc.(a)	420,240	—	420,240
8,700	—	8,700	Del Monte Foods Co.	120,756	—	120,756
—	21,000	21,000	Fresh del Monte Produce, Inc. (Cayman Islands)(a)	—	437,640	437,640
3,800	—	3,800	J&J Snack Foods Corp.	158,498	—	158,498
13,300	—	13,300	Sanderson Farms, Inc.	621,775	—	621,775
				1,973,720	783,959	2,757,679

			Gas Utilities	1.3%	2.3%	1.7%
—	4,600	4,600	AGL Resources, Inc.	—	174,800	174,800
—	15,300	15,300	Atmos Energy Corp.	—	443,700	443,700
—	8,800	8,800	Energen Corp.	—	391,072	391,072
15,500	4,000	19,500	Laclede Group, Inc. (The)	541,570	139,760	681,330
12,900	—	12,900	New Jersey Resources Corp.	481,557	—	481,557
—	9,500	9,500	ONEOK, Inc.	—	442,035	442,035
11,100	—	11,100	Piedmont Natural Gas Co., Inc.(b)	295,482	—	295,482
12,000	23,700	35,700	Southwest Gas Corp.	386,040	762,429	1,148,469
				1,704,649	2,353,796	4,058,445

			Healthcare Equipment & Supplies	4.5%	0.5%	2.8%
30,200	—	30,200	Align Technology, Inc.(a)(b)	523,970	—	523,970
27,100	—	27,100	American Medical Systems Holdings, Inc.(a)(b)	605,956	—	605,956
1,100	—	1,100	Arthrocare Corp.(a)	29,458	—	29,458
14,800	—	14,800	Cantel Medical Corp.	235,024	—	235,024
2,000	—	2,000	CONMED Corp.	38,460	—	38,460
23,200	—	23,200	Cooper Cos., Inc. (The)	901,552	—	901,552
15,600	—	15,600	CryoLife, Inc.(a)	83,616	—	83,616
30,300	—	30,300	Cyberonics, Inc.(a)	721,746	—	721,746
12,700	—	12,700	Haemonetics Corp.(a)	701,675	—	701,675
—	6,000	6,000	Hill-Rom Holdings, Inc.	—	198,240	198,240
12,900	—	12,900	Integra LifeSciences Holdings Corp.(a)	466,077	—	466,077
28,000	15,000	43,000	Invacare Corp.	667,240	357,450	1,024,690
5,000	—	5,000	Kensey Nash Corp.(a)	117,500	—	117,500
17,100	—	17,100	Natus Medical, Inc.(a)	251,028	—	251,028
11,700	—	11,700	Neogen Corp.(a)	349,362	—	349,362
1,300	—	1,300	Sirona Dental Systems, Inc.(a)	40,014	—	40,014
6,900	—	6,900	Symmetry Medical, Inc.(a)	67,137	—	67,137
3,300	—	3,300	West Pharmaceutical Services, Inc.	119,922	—	119,922
600	—	600	Young Innovations, Inc.	16,020	—	16,020
4,900	—	4,900	Zoll Medical Corp.(a)	129,654	—	129,654
				6,065,411	555,690	6,621,101

			Healthcare Providers & Services	5.2%	3.8%	4.6%
—	30,800	30,800	Alliance HealthCare Services, Inc.(a)	—	129,360	129,360
4,400	—	4,400	Almost Family, Inc.(a)	115,632	—	115,632
14,900	—	14,900	AMERIGROUP Corp.(a)	532,824	—	532,824
—	17,300	17,300	AMN Healthcare Services, Inc.(a)	—	104,146	104,146
11,100	21,100	32,200	AmSurg Corp.(a)	203,352	386,552	589,904
38,800	—	38,800	Bio-Reference Labs, Inc.(a)	813,636	—	813,636
18,000	—	18,000	Catalyst Health Solutions, Inc.(a)	622,440	—	622,440
8,300	22,700	31,000	Centene Corp.(a)(b)	176,873	483,737	660,610
8,100	—	8,100	Chemed Corp.	428,652	—	428,652
9,400	—	9,400	Continucare Corp.(a)	35,814	—	35,814
2,100	—	2,100	Corvel Corp.(a)	83,559	—	83,559
4,600	—	4,600	Coventry Health Care, Inc.(a)	91,218	—	91,218

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
—	19,600	19,600	Cross Country Healthcare, Inc.(a)	—	174,048	174,048
4,800	—	4,800	Emergency Medical Services Corp.(Class A Stock)(a)	214,752	—	214,752
3,200	—	3,200	Ensign Group, Inc. (The)	57,600	—	57,600
14,700	—	14,700	Gentiva Health Services, Inc.(a)	303,261	—	303,261
7,400	—	7,400	Hanger Orthopedic Group, Inc.(a)	126,910	—	126,910
4,300	—	4,300	Health Net, Inc.(a)	101,265	—	101,265
—	21,200	21,200	HealthSouth Corp.(a)	—	392,412	392,412
43,900	32,000	75,900	Healthspring, Inc.(a)	825,320	601,600	1,426,920
36,400	6,700	43,100	Healthways, Inc.(a)	518,336	95,408	613,744
—	9,900	9,900	inVentiv Health, Inc.(a)	—	256,806	256,806
—	27,100	27,100	Kindred Healthcare, Inc.(a)	—	360,430	360,430
21,600	—	21,600	LHC Group, Inc.(a)(b)	496,584	—	496,584
11,700	—	11,700	Magellan Health Services, Inc.(a)	492,453	—	492,453
11,100	22,700	33,800	MedCath Corp.(a)	98,346	201,122	299,468
9,600	—	9,600	Odyssey HealthCare, Inc.(a)	256,896	—	256,896
12,700	—	12,700	PharMerica Corp.(a)	165,862	—	165,862
20,200	17,900	38,100	Res-Care, Inc.(a)	198,364	175,778	374,142
—	15,100	15,100	Skilled Healthcare Group, Inc. (Class A Stock)(a)	—	40,166	40,166
—	24,700	24,700	Sun Healthcare Group, Inc.(a)	—	204,516	204,516
—	15,100	15,100	Universal American Corp.(a)	—	252,774	252,774
—	2,600	2,600	US Physical Therapy, Inc.(a)	—	47,294	47,294
				6,959,949	3,906,149	10,866,098

			Healthcare Technology	0.4%	0.0%	0.2%
8,500	—	8,500	Allscripts-Misys Healthcare Solutions, Inc.(a)(b)	141,865	—	141,865
18,400	—	18,400	Eclipsys Corp.(a)	362,664	—	362,664
800	—	800	SXC Health Solutions Corp. (Canada)(a)	54,320	—	54,320
				558,849	0	558,849

			Hotels, Restaurants & Leisure	2.8%	3.3%	3.0%
730	—	730	Biglari Holdings, Inc.(a)(b)	212,065	—	212,065
10,700	—	10,700	BJ’s Restaurants, Inc.(a)(b)	272,850	—	272,850
—	15,800	15,800	Bob Evans Farms, Inc.	—	414,276	414,276
—	6,600	6,600	California Pizza Kitchen, Inc.(a)	—	118,404	118,404
17,900	11,600	29,500	CEC Entertainment, Inc.(a)	621,667	402,868	1,024,535
—	5,600	5,600	Cheesecake Factory, Inc. (The)(a)	—	131,264	131,264
17,300	9,700	27,000	Cracker Barrel Old Country Store, Inc.	847,354	475,106	1,322,460
—	17,200	17,200	Domino’s Pizza, Inc.(a)	—	219,988	219,988
20,200	10,700	30,900	Jack in the Box, Inc.(a)	416,726	220,741	637,467
—	9,800	9,800	Life Time Fitness, Inc.(a)(b)	—	356,328	356,328
—	9,200	9,200	Monarch Casino & Resort, Inc.(a)	—	97,980	97,980
—	6,000	6,000	P.F. Chang’s China Bistro, Inc.	—	248,400	248,400
11,300	5,800	17,100	Papa John’s International, Inc.(a)	286,229	146,914	433,143
34,300	26,100	60,400	Ruby Tuesday, Inc.(a)	350,546	266,742	617,288
42,300	—	42,300	Ruth’s Hospitality Group, Inc.(a)	170,892	—	170,892
—	13,800	13,800	Sonic Corp.(a)(b)	—	121,440	121,440
—	10,800	10,800	Speedway Motorsports, Inc.	—	148,176	148,176
38,200	—	38,200	Texas Roadhouse, Inc.(a)	514,936	—	514,936
				3,693,265	3,368,627	7,061,892

			Household Durables	1.7%	0.9%	1.3%
—	13,900	13,900	American Greetings Corp. (Class A Stock)	—	284,811	284,811
5,200	6,350	11,550	Blyth, Inc.	205,660	251,143	456,803
—	15,600	15,600	CSS Industries, Inc.	—	281,112	281,112
29,500	4,200	33,700	Helen of Troy Ltd.(Bermuda)(a)	706,820	100,632	807,452
10,700	—	10,700	Jarden Corp.	309,765	—	309,765
23,600	—	23,600	Kid Brands, Inc.(a)	196,352	—	196,352
71,100	—	71,100	La-Z-Boy, Inc.(a)	608,616	—	608,616
7,900	—	7,900	M/I Homes, Inc.(a)	83,345	—	83,345
1,500	—	1,500	National Presto Industries, Inc.	152,985	—	152,985
				2,263,543	917,698	3,181,241

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
			Household Products	0.1%	0.1%	0.1%
—	10,000	10,000	Central Garden & Pet Co. (Class A Stock)(a)	—	101,100	101,100
4,400	—	4,400	WD-40 Co.	159,984	—	159,984
				159,984	101,100	261,084

			Industrial Conglomerates	0.4%	0.9%	0.6%
—	400	400	Seaboard Corp.	—	607,200	607,200
10,500	3,800	14,300	Standex International Corp.	315,210	114,076	429,286
13,900	11,700	25,600	Tredegar Corp.	239,914	201,942	441,856
				555,124	923,218	1,478,342

			Insurance	2.2%	7.2%	4.4%
9,500	—	9,500	American Equity Investment Life Holding Co.	102,600	—	102,600
—	7,600	7,600	American Physicians Capital, Inc.	—	311,220	311,220
3,000	8,400	11,400	AMERISAFE, Inc.(a)	53,880	150,864	204,744
—	7,900	7,900	AmTrust Financial Services, Inc.	—	101,357	101,357
—	14,394	14,394	Argo Group International Holdings Ltd. (Bermuda)	—	448,229	448,229
2,600	15,400	18,000	CNA Surety Corp.(a)	44,850	265,650	310,500
31,900	—	31,900	CNO Financial Group, Inc.(a)	171,303	—	171,303
31,500	29,500	61,000	Delphi Financial Group, Inc.(Class A Stock)	817,425	765,525	1,582,950
—	14,000	14,000	Employers Holdings, Inc.	—	217,560	217,560
—	1,600	1,600	Enstar Group Ltd. (Bermuda)(a)	—	116,368	116,368
—	5,600	5,600	FBL Financial Group, Inc. (Class A Stock)	—	127,064	127,064
—	10,800	10,800	FPIC Insurance Group, Inc.(a)	—	319,140	319,140
—	15,100	15,100	HCC Insurance Holdings, Inc.	—	394,412	394,412
3,200	9,300	12,500	Infinity Property & Casualty Corp.	153,728	446,772	600,500
—	37,300	37,300	Meadowbrook Insurance Group, Inc.	—	341,668	341,668
14,300	—	14,300	Montpelier RE Holdings Ltd.	232,518	—	232,518
11,300	31,000	42,300	National Financial Partners Corp.(a)	121,249	332,630	453,879
—	21,800	21,800	Platinum Underwriters Holdings Ltd. (Bermuda)	—	851,944	851,944
14,000	—	14,000	Presidential Life Corp.	137,340	—	137,340
3,500	15,200	18,700	ProAssurance Corp.(a)	208,285	904,552	1,112,837
1,600	—	1,600	RLI Corp.(a)	88,784	—	88,784
—	10,700	10,700	Safety Insurance Group, Inc.	—	419,440	419,440
—	7,300	7,300	SeaBright Holdings, Inc.	—	59,787	59,787
18,100	35,600	53,700	Selective Insurance Group, Inc.	281,636	553,936	835,572
9,500	—	9,500	StanCorp Financial Group, Inc.	358,055	—	358,055
5,900	—	5,900	Stewart Information Services Corp.	58,941	—	58,941
—	9,100	9,100	Tower Group, Inc.	—	196,105	196,105
6,800	—	6,800	United Fire & Casualty Co.	145,792	—	145,792
—	27,600	27,600	Universal Insurance Holdings, Inc.	—	110,400	110,400
				2,976,386	7,434,623	10,411,009

			Internet and Catalog Retail	0.2%	0.3%	0.2%
—	13,600	13,600	NutriSystem, Inc.(b)	—	266,016	266,016
8,400	—	8,400	HSN, Inc.(a)	246,960	—	246,960
				246,960	266,016	512,976

			Internet Software & Services	1.0%	1.1%	1.0%
—	41,700	41,700	EarthLink, Inc.	—	368,211	368,211
37,700	4,200	41,900	j2 Global Communications, Inc.(a)	887,081	98,826	985,907
7,300	—	7,300	Knot, Inc. (The)(a)	60,079	—	60,079
15,800	11,600	27,400	Perficient, Inc.(a)	136,670	100,340	237,010
42,300	61,049	103,349	United Online, Inc.	267,336	385,830	653,166
—	14,800	14,800	ValueClick, Inc.(a)(b)	—	162,060	162,060
				1,351,166	1,115,267	2,466,433

			IT Services	1.3%	1.9%	1.6%
—	23,900	23,900	Acxiom Corp.(a)	—	366,626	366,626

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
9,800	9,900	19,700	CACI International, Inc.(Class A Stock)(a)	460,796	465,498	926,294
32,300	19,500	51,800	CSG Systems International, Inc.(a)	609,178	367,770	976,948
—	15,200	15,200	Euronet Worldwide, Inc.(a)	—	238,640	238,640
—	20,600	20,600	Global Cash Access Holdings, Inc.(a)	—	84,666	84,666
11,800	—	11,800	MAXIMUS, Inc.	710,242	—	710,242
—	12,200	12,200	TeleTech Holdings, Inc.(a)	—	169,580	169,580
—	9,000	9,000	Unisys Corp.(a)	—	243,090	243,090
				1,780,216	1,935,870	3,716,086

			Leisure Equipment & Products	1.2%	1.0%	1.1%
—	22,400	22,400	JAKKS Pacific, Inc.(a)(b)	—	353,472	353,472
22,400	5,400	27,800	Polaris Industries, Inc.	1,337,280	322,380	1,659,660
—	4,700	4,700	Pool Corp.	—	104,011	104,011
8,500	11,700	20,200	RC2 Corp.(a)	140,675	193,635	334,310
13,800	—	13,800	Sturm, Ruger & Co., Inc.(b)	193,200	—	193,200
				1,671,155	973,498	2,644,653

			Life Sciences Tools & Services	0.5%	0.2%	0.3%
14,700	—	14,700	Bruker Corp.(a)	193,599	—	193,599
11,600	—	11,600	Cambrex Corp.(a)	41,180	—	41,180
19,300	—	19,300	eResearchTechnology, Inc.(a)	156,330	—	156,330
—	16,000	16,000	Kendle International, Inc.(a)	—	196,960	196,960
10,900	—	10,900	Parexel International Corp.(a)	223,777	—	223,777
				614,886	196,960	811,846

			Machinery	4.6%	2.9%	3.9%
14,600	17,800	32,400	Actuant Corp.(Class A Stock)	301,052	367,036	668,088
12,600	—	12,600	Albany International Corp.(Class A Stock)	231,210	—	231,210
1,000	—	1,000	Altra Holdings, Inc.(a)	14,500	—	14,500
—	5,000	5,000	American Railcar Industries, Inc.(a)	—	68,250	68,250
24,300	—	24,300	Briggs & Stratton Corp.	460,971	—	460,971
—	2,900	2,900	Cascade Corp.	—	110,693	110,693
—	5,000	5,000	Chart Industries, Inc.(a)	—	89,050	89,050
9,500	—	9,500	CIRCOR International, Inc.	297,160	—	297,160
4,600	—	4,600	Clarcor, Inc.	172,592	—	172,592
—	14,500	14,500	Columbus McKinnon Corp.(a)	—	228,085	228,085
—	11,100	11,100	Crane Co.	—	394,494	394,494
—	6,500	6,500	Dynamic Materials Corp.	—	95,420	95,420
12,100	17,200	29,300	EnPro Industries, Inc.(a)(b)	362,395	515,140	877,535
—	32,400	32,400	Force Protection, Inc.(a)	—	144,828	144,828
14,400	—	14,400	Gardner Denver, Inc.	731,088	—	731,088
—	4,400	4,400	Greenbrier Cos., Inc.(a)	—	57,464	57,464
—	2,800	2,800	Harsco Corp.	—	64,848	64,848
25,100	—	25,100	John Bean Technologies Corp.	394,321	—	394,321
3,600	—	3,600	Kaydon Corp.	136,764	—	136,764
3,300	—	3,300	Kennametal, Inc.	90,387	—	90,387
700	—	700	Lindsay Corp.	24,346	—	24,346
19,100	—	19,100	Mueller Industries, Inc.	472,152	—	472,152
3,400	—	3,400	NACCO Industries, Inc.(Class A Stock)	302,736	—	302,736
10,900	—	10,900	Robbins & Myers, Inc.	258,548	—	258,548
—	13,600	13,600	Timken Co.	—	457,232	457,232
20,900	—	20,900	Toro Co. (The)	1,087,845	—	1,087,845
800	—	800	WABCO Holdings, Inc.(a)	30,944	—	30,944
25,200	13,500	38,700	Watts Water Technologies, Inc.(ClassA Stock)	811,440	434,700	1,246,140
				6,180,451	3,027,240	9,207,691

			Marine	0.0%	0.5%	0.2%
—	34,400	34,400	Eagle Bulk Shipping, Inc.(a)	—	166,496	166,496
—	13,500	13,500	Genco Shipping & Trading Ltd. (Marshall Island)(a)(b)	—	225,450	225,450
—	4,900	4,900	International Shipholding Corp.	—	122,206	122,206
				—	514,152	514,152

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
			Media	0.0%	0.9%	0.4%
—	37,500	37,500	Belo Corp. (Class A Stock)(a)	—	226,875	226,875
—	24,000	24,000	Harte-Hanks, Inc.	—	270,720	270,720
—	12,400	12,400	Scholastic Corp.(b)	—	314,092	314,092
—	22,500	22,500	Sinclair Broadcast Group, Inc. (Class A Stock)(a)	—	135,900	135,900
				—	947,587	947,587

			Metals & Mining	0.6%	1.6%	1.0%
5,000	15,200	20,200	A.M. Castle & Co.(a)	73,850	224,504	298,354
6,900	—	6,900	AMCOL International Corp.	206,724	—	206,724
20,900	—	20,900	Brush Engineered Materials, Inc.(a)	498,465	—	498,465
—	22,300	22,300	Commercial Metals Co.	—	320,897	320,897
—	9,700	9,700	Haynes International, Inc.	—	326,502	326,502
—	9,900	9,900	Kaiser Aluminum Corp.	—	405,900	405,900
—	3,800	3,800	Universal Stainless & Alloy(a)	—	86,716	86,716
—	22,500	22,500	Worthington Industries, Inc.	—	322,425	322,425
				779,039	1,686,944	2,465,983

			Multi-Line Retail	0.0%	0.1%	0.0%
—	11,600	11,600	Retail Ventures, Inc.(a)	—	112,404	112,404

			Multi-Utilities	0.4%	2.2%	1.2%
7,400	31,000	38,400	Avista Corp.	154,808	648,520	803,328
—	18,600	18,600	Black Hills Corp.	—	593,712	593,712
—	6,000	6,000	CH Energy Group, Inc.	—	250,800	250,800
15,200	15,400	30,600	Northwestern Corp.	428,640	434,280	862,920
—	14,500	14,500	Vectren Corp.	—	359,165	359,165
				583,448	2,286,477	2,869,925

			Office Electronics	0.0%	0.0%	0.0%
1,300	—	1,300	Zebra Technologies Corp.(Class A Stock)(a)	35,672	—	35,672

			Oil, Gas & Consumable Fuels	2.2%	3.2%	2.6%
—	12,400	12,400	ATP Oil & Gas Corp.(a)(b)	—	130,944	130,944
—	15,400	15,400	Berry Petroleum Co. (Class A Stock)	—	459,228	459,228
—	11,300	11,300	Bill Barrett Corp.(a)	—	399,794	399,794
—	10,000	10,000	Delek US Holdings, Inc.	—	75,000	75,000
—	13,800	13,800	DHT Holdings, Inc.	—	57,960	57,960
—	7,600	7,600	Frontline Ltd. (Bermuda)(b)	—	232,560	232,560
—	26,800	26,800	General Maritime Corp. (Marshall Island)	—	149,812	149,812
—	12,000	12,000	Holly Corp.	—	320,760	320,760
—	15,200	15,200	Knightsbridge Tankers Ltd. (Bermuda)(b)	—	283,632	283,632
3,800	—	3,800	Petroleum Development Corp.(a)	110,732	—	110,732
—	9,600	9,600	Ship Finance International Ltd. (Bermuda)(b)	—	182,976	182,976
13,900	7,800	21,700	SM Energy Co.	575,738	323,076	898,814
—	11,801	11,801	Southern Union Co.	—	266,338	266,338
40,500	18,900	59,400	Stone Energy Corp.(a)	476,280	222,264	698,544
22,800	2,500	25,300	Swift Energy Co.(a)	591,204	64,825	656,029
—	8,200	8,200	W&T Offshore, Inc.	—	75,522	75,522
45,800	—	45,800	World Fuel Services Corp.(b)	1,193,090	—	1,193,090
				2,947,044	3,244,691	6,191,735

			Paper & Forest Products	0.9%	0.7%	0.8%
45,000	20,400	65,400	Buckeye Technologies, Inc.(a)	510,750	231,540	742,290
5,700	500	6,200	Clearwater Paper Corp.(a)	351,291	30,815	382,106
—	21,800	21,800	Glatfelter	—	249,174	249,174
—	19,400	19,400	KapStone Paper and Packaging Corp.(a)	—	221,936	221,936
7,300	—	7,300	Neenah Paper, Inc.	130,962	—	130,962
2,100	—	2,100	Schweitzer-Mauduit International, Inc.	111,153	—	111,153
17,100	—	17,100	Wausau Paper Corp.(a)	116,793	—	116,793
				1,220,949	733,465	1,954,414

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
			Personal Products	0.5%	0.2%	0.3%
—	3,300	3,300	Elizabeth Arden, Inc.(a)	—	51,249	51,249
18,100	—	18,100	Medifast, Inc.(a)(b)	547,344	—	547,344
2,900	19,200	22,100	Prestige Brands Holdings, Inc.(a)	23,838	157,824	181,662
600	—	600	USANA Health Sciences, Inc.(a)	25,140	—	25,140
				596,322	209,073	805,395

			Pharmaceuticals	1.2%	0.0%	0.7%
14,200	—	14,200	Impax Laboratories, Inc.(a)	232,738	—	232,738
30,800	—	30,800	Par Pharmaceutical Cos., Inc.(a)	813,120	—	813,120
1,500	—	1,500	Salix Pharmaceuticals Ltd.(a)	63,615	—	63,615
33,300	—	33,300	Viropharma, Inc.(a)	438,561	—	438,561
				1,548,034	—	1,548,034

			Professional Services	0.9%	0.4%	0.7%
12,500	—	12,500	Administaff, Inc.	325,750	—	325,750
4,300	—	4,300	CDI Corp.	72,240	—	72,240
15,500	—	15,500	Dolan Co. (The)(a)	181,195	—	181,195
20,500	—	20,500	Kelly Services, Inc.(Class A Stock)(a)	303,400	—	303,400
—	21,700	21,700	School Specialty, Inc.(a)(b)	—	415,989	415,989
34,800	—	34,800	SFN Group, Inc.(a)	260,652	—	260,652
5,300	—	5,300	TrueBlue, Inc.(a)	68,211	—	68,211
				1,211,448	415,989	1,627,437

			Real Estate Investment Trusts	7.8%	5.9%	7.0%
—	14,200	14,200	Agree Realty Corp.	—	328,020	328,020
26,600	28,800	55,400	BioMed Realty Trust, Inc.(b)	479,864	519,552	999,416
6,700	—	6,700	Brandywine Realty Trust	76,112	—	76,112
—	24,300	24,300	Capstead Mortgage Corp.	—	284,310	284,310
—	39,100	39,100	CBL & Associates Properties, Inc.	—	550,137	550,137
50,300	—	50,300	Cedar Shopping Centers, Inc.	311,860	—	311,860
6,700	—	6,700	Chimera Investment Corp.	25,929	—	25,929
67,400	—	67,400	Colonial Properties Trust(b)	1,086,488	—	1,086,488
—	29,008	29,008	Cousins Properties, Inc.	—	198,705	198,705
106,052	55,216	161,268	DiamondRock Hospitality Co.(a)	984,162	512,404	1,496,566
25,200	—	25,200	Duke Realty Corp.	301,392	—	301,392
9,700	—	9,700	EastGroup Properties, Inc.	351,819	—	351,819
—	19,200	19,200	Entertainment Properties Trust(b)	—	801,408	801,408
32,200	—	32,200	Extra Space Storage, Inc.(b)	499,422	—	499,422
17,200	—	17,200	Franklin Street Properties Corp.(b)	210,012	—	210,012
—	5,300	5,300	Getty Realty Corp.	—	126,988	126,988
4,900	—	4,900	Home Properties, Inc.(b)	243,383	—	243,383
4,600	—	4,600	Hospitality Properties Trust	94,070	—	94,070
39,600	—	39,600	Inland Real Estate Corp.	328,680	—	328,680
1,200	—	1,200	Invesco Mortgage Capital, Inc.	24,420	—	24,420
6,700	14,800	21,500	Kilroy Realty Corp.(b)	224,986	496,984	721,970
36,800	—	36,800	Kite Realty Group Trust	170,752	—	170,752
39,200	26,700	65,900	LaSalle Hotel Properties	929,824	633,324	1,563,148
126,560	—	126,560	Lexington Realty Trust(b)	813,781	—	813,781
27,900	—	27,900	LTC Properties, Inc.	687,735	—	687,735
38,800	22,100	60,900	Medical Properties Trust, Inc.(b)	385,672	219,674	605,346
6,200	—	6,200	Mid-America Apartment Communities, Inc.	350,176	—	350,176
—	4,400	4,400	National Health Investors, Inc.	—	165,660	165,660
16,300	—	16,300	National Retail Properties, Inc.(b)	376,856	—	376,856
26,600	7,600	34,200	Parkway Properties, Inc.(b)	444,486	126,996	571,482
1,000	4,800	5,800	PS Business Parks, Inc.	58,070	278,736	336,806

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
—	11,100	11,100	Ramco-Gershenson Properties	—	127,650	127,650
8,200	21,900	30,100	Resource Capital Corp.(b)	50,020	133,590	183,610
11,000	—	11,000	Sovran Self Storage, Inc.	404,800	—	404,800
3,700	3,800	7,500	Sun Communities, Inc.	107,670	110,580	218,250
14,200	43,600	57,800	Sunstone Hotel Investors, Inc.(a)	146,544	449,952	596,496
1,400	—	1,400	Tanger Factory Outlet Centers	62,580	—	62,580
10,100	—	10,100	Urstadt Biddle Properties, Inc.(Class A Stock)	180,083	—	180,083
				10,411,648	6,064,670	16,476,318

			Real Estate Management & Development	0.5%	0.0%	0.3%
44,900	—	44,900	Forestar Group, Inc.(a)(b)	723,339	—	723,339

			Road & Rail	0.2%	0.7%	0.4%
—	5,000	5,000	AMERCO(a)	—	340,850	340,850
18,900	—	18,900	Heartland Express, Inc.	302,778	—	302,778
—	14,600	14,600	Marten Transport Ltd.(a)	—	331,712	331,712
				302,778	672,562	975,340

			Semiconductors & Semiconductor Equipment	5.5%	0.3%	3.2%
10,600	—	10,600	Advanced Energy Industries, Inc.(a)	186,666	—	186,666
—	20,700	20,700	Amkor Technology, Inc.(a)(b)	—	119,439	119,439
42,100	—	42,100	Brooks Automation, Inc.(a)	321,223	—	321,223
2,400	—	2,400	Cohu, Inc.	37,632	—	37,632
109,200	—	109,200	Cypress Semiconductor Corp.(a)	1,157,520	—	1,157,520
14,600	—	14,600	Diodes, Inc.(a)(b)	258,128	—	258,128
13,900	—	13,900	DSP Group, Inc.(a)	97,022	—	97,022
13,900	—	13,900	Exar Corp.(a)	97,161	—	97,161
16,100	—	16,100	Hittite Microwave Corp.(a)	739,956	—	739,956
30,000	—	30,000	Kulicke & Soffa Industries, Inc.(a)	201,600	—	201,600
25,400	—	25,400	Micrel, Inc.(b)	246,888	—	246,888
30,200	—	30,200	Microsemi Corp.(a)	481,992	—	481,992
28,200	—	28,200	MKS Instruments, Inc.(a)	605,172	—	605,172
11,600	—	11,600	Pericom Semiconductor Corp.(a)	106,024	—	106,024
18,500	—	18,500	RF Micro Devices, Inc.(a)	77,145	—	77,145
7,000	—	7,000	Rudolph Technologies, Inc.(a)	60,480	—	60,480
—	16,800	16,800	Sigma Designs, Inc.(a)	—	172,032	172,032
2,400	—	2,400	Silicon Laboratories, Inc.(a)	96,120	—	96,120
33,100	—	33,100	Skyworks Solutions, Inc.(a)(b)	580,243	—	580,243
8,200	—	8,200	Standard Microsystems Corp.(a)	180,564	—	180,564
95,900	—	95,900	TriQuint Semiconductor, Inc.(a)	664,587	—	664,587
28,500	—	28,500	Varian Semiconductor Equipment Associates, Inc.(a)	805,410	—	805,410
8,300	—	8,300	Veeco Instruments, Inc.(a)(b)	359,390	—	359,390
				7,360,923	291,471	7,652,394

			Software	3.1%	1.3%	2.4%
12,700	—	12,700	Blackbaud, Inc.	300,863	—	300,863
10,800	—	10,800	CommVault Systems, Inc.(a)	200,016	—	200,016
34,900	31,000	65,900	Epicor Software Corp.(a)	270,126	239,940	510,066
1,600	—	1,600	EPIQ Systems, Inc.	20,832	—	20,832
—	24,500	24,500	Fair Isaac Corp.	—	584,325	584,325
11,300	—	11,300	Interactive Intelligence, Inc.(a)	182,834	—	182,834
11,617	—	11,617	JDA Software Group, Inc.(a)	273,000	—	273,000
—	21,300	21,300	Kenexa Corp.(a)	—	256,239	256,239
9,100	—	9,100	Manhattan Associates, Inc.(a)	244,426	—	244,426
—	3,600	3,600	MicroStrategy, Inc. (Class A Stock)(a)	—	298,764	298,764
30,500	—	30,500	Progress Software Corp.(a)	911,950	—	911,950
20,500	—	20,500	Radiant Systems, Inc.(a)	291,305	—	291,305
13,300	—	13,300	Smith Micro Software, Inc.(a)	130,739	—	130,739
72,400	—	72,400	Take-Two Interactive Software, Inc.(a)(b)	742,100	—	742,100
21,000	—	21,000	Taleo Corp.(Class A Stock)(a)	516,600	—	516,600
7,900	—	7,900	THQ, Inc.(a)	36,024	—	36,024

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
4,900	—	4,900	Tyler Technologies, Inc.(a)(b)	80,507	—	80,507
				4,201,322	1,379,268	5,580,590

			Specialty Retail	4.3%	3.6%	4.0%
—	13,900	13,900	Asbury Automotive Group, Inc.(a)	—	187,094	187,094
19,200	3,000	22,200	Big 5 Sporting Goods Corp.	263,808	41,220	305,028
5,100	—	5,100	Brown Shoe Co., Inc.	74,562	—	74,562
22,900	22,400	45,300	Cabela’s, Inc.(a)(b)	357,011	349,216	706,227
6,100	12,900	19,000	Cato Corp. (The)	142,008	300,312	442,320
23,000	8,700	31,700	Children’s Place Retail Stores, Inc. (The)(a)	962,550	364,095	1,326,645
—	23,700	23,700	Collective Brands, Inc.(a)(b)	—	379,674	379,674
—	4,300	4,300	DSW, Inc. (Class A Stock)(a)(b)	—	114,423	114,423
39,700	—	39,700	Finish Line, Inc. (The)(Class A Stock)	568,107	—	568,107
15,300	8,400	23,700	Genesco, Inc.(a)	417,537	229,236	646,773
12,000	1,000	13,000	Group 1 Automotive, Inc.(a)(b)	332,640	27,720	360,360
12,300	5,300	17,600	Gymboree Corp.(a)(b)	532,590	229,490	762,080
2,300	—	2,300	Haverty Furniture Cos., Inc.	27,876	—	27,876
6,900	—	6,900	Jo-Ann Stores, Inc.(a)	289,041	—	289,041
11,100	—	11,100	JoS. A. Bank Clothiers, Inc.(a)(b)	651,348	—	651,348
6,400	18,300	24,700	Men’s Wearhouse, Inc. (The)	124,544	356,118	480,662
4,900	—	4,900	Monro Muffler Brake, Inc.(b)	201,096	—	201,096
22,100	17,900	40,000	OfficeMax, Inc.(a)	315,809	255,791	571,600
45,600	—	45,600	Pep Boys-Manny, Moe & Jack (The)	437,760	—	437,760
—	32,100	32,100	Rent-A-Center, Inc.(a)	—	705,879	705,879
—	17,900	17,900	Stage Stores, Inc.	—	196,900	196,900
				5,698,287	3,737,168	9,435,455

			Textiles, Apparel & Luxury Goods	3.7%	0.6%	2.4%
41,500	—	41,500	Carter’s, Inc.(a)	1,005,960	—	1,005,960
—	2,800	2,800	Columbia Sportswear Co.	—	137,228	137,228
21,000	—	21,000	Deckers Outdoor Corp.(a)	1,068,690	—	1,068,690
28,500	—	28,500	Maidenform Brands, Inc.(a)	707,655	—	707,655
14,000	7,800	21,800	Oxford Industries, Inc.	313,600	174,720	488,320
9,400	—	9,400	Perry Ellis International, Inc.(a)	210,466	—	210,466
23,300	—	23,300	Skechers U.S.A., Inc.(Class A Stock)(a)	864,197	—	864,197
—	19,800	19,800	Timberland Co. (The) (Class A Stock)(a)	—	348,876	348,876
15,200	—	15,200	True Religion Apparel, Inc.(a)	373,616	—	373,616
13,500	—	13,500	Wolverine World Wide, Inc.	385,965	—	385,965
				4,930,149	660,824	5,590,973

			Thrifts & Mortgage Finance	0.3%	1.3%	0.8%
—	4,400	4,400	Berkshire Hills Bancorp, Inc.	—	88,836	88,836
5,000	—	5,000	Brookline Bancorp, Inc.	48,400	—	48,400
8,900	28,300	37,200	Dime Community Bancshares	116,590	370,730	487,320
—	7,400	7,400	First Financial Holdings, Inc.	—	93,092	93,092
6,800	17,800	24,600	Flushing Financial Corp.	84,796	221,966	306,762
30,000	—	30,000	Trustco Bank Corp.(b)	174,600	—	174,600
—	22,200	22,200	Washington Federal, Inc.	—	386,280	386,280
—	4,700	4,700	WSFS Financial Corp.	—	178,600	178,600
				424,386	1,339,504	1,763,890

			Tobacco	0.1%	0.4%	0.2%
43,200	28,100	71,300	Alliance One International, Inc.(a)	162,864	105,937	268,801
—	6,900	6,900	Universal Corp.	—	306,015	306,015
				162,864	411,952	574,816

			Trading Companies & Distributors	0.8%	0.9%	0.8%
16,000	3,000	19,000	Applied Industrial Technologies, Inc.	448,000	84,000	532,000
2,100	—	2,100	DXP Enterprises, Inc.(a)	43,113	—	43,113
—	3,700	3,700	Houston Wire & Cable Co.	—	44,659	44,659
8,500	12,200	20,700	Interline Brands, Inc.(a)	153,765	220,698	374,463
4,100	—	4,100	Lawson Products, Inc.	73,021	—	73,021

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
—	6,200	6,200	Rush Enterprises, Inc. (Class A Stock)(a)	—	92,628	92,628
—	7,700	7,700	TAL International Group, Inc.	—	207,438	207,438
5,100	—	5,100	Watsco, Inc.	284,121	—	284,121
—	8,100	8,100	WESCO International, Inc.(a)(b)	—	291,033	291,033
				1,002,020	940,456	1,942,476

			Water Utilities	0.4%	0.0%	0.2%
15,100	—	15,100	American States Water Co.	532,728	—	532,728

			Wireless Telecommunication Services	0.5%	0.4%	0.4%
15,800	—	15,800	NTELOS Holdings Corp.	295,618	—	295,618
24,100	25,400	49,500	USA Mobility, Inc.	357,403	376,682	734,085
				653,021	376,682	1,029,703

			Total Long-Term Investments (cost $98,276,810; $101,258,069; $199,534,879)	131,628,583	102,257,830	233,886,413

			SHORT-TERM INVESTMENTS	12.5%	15.2%	13.7%

Principal Amount (000)	Principal Amount (000)	Principal Amount (000)
			U.S. GOVERNMENT SECURITY	0.3%	0.0%	0.2%
$400	$—	$400	U.S. Treasury Bills, 0.150%, 12/16/2010(c)(d) (cost $399,772; $0; $399,772)	399,748	—	399,748

Shares	Shares	Shares
			Affiliated Money Market Mutual Fund	12.2%	15.2%	13.5%
16,376,977	15,624,956	32,001,933	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund
			(cost $16,376,977; includes $14,050,700 of cash collateral for securities on loan) (e)(f)
			(cost $15,624,956; includes $14,769,067 of cash collateral for securities on loan) (e)(f)
			(cost $32,001,933; includes $28,819,767 of cash collateral for securities on loan) (e)(f)	16,376,977	15,624,956	32,001,933

Prudential Small Cap Core Equity Fund Shares	Prudential Small Cap Value Fund Shares	Pro-Forma Combined Prudential Small Cap Value Fund Shares	Description	Prudential Small Cap Core Equity Fund Value	Prudential Small Cap Value Fund Value	Pro-Forma Combined Prudential Small Cap Value Fund Value
			Total Short-Term Investments (cost $16,776,749; $15,624,956; $32,401,705)	16,776,725	15,624,956	32,401,681

			Total Investments	110.7%	114.7%	112.5%
			(cost $115,053,559, $116,883,025, $231,936,584)	148,405,308	117,882,786	266,288,094

				-10.7%	-14.7%	-12.5%
			Liabilities in excess of other assets(g)	(14,334,603)	(15,145,180)	(29,479,783)

			Net Assets	$134,070,705	$102,737,606	$236,808,311
				100.0%	100.0%	100.0%

(a) Non-income producing security.

(b) All or a portion of the security is on loan. The aggregate market value of such securities is $13,638,115, $14,260,058 and $27,898,173, respectively; cash collateral of $14,050,700, $14,769,067 and $28,819,767 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.

(c) Rate quoted represents yield-to-maturity as of purchase date.
(d) All or portion of security is segregated as collateral for financial futures contracts.
(e) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(g) Includes net unrealized appreciation on financial futures contracts as follows:

OPEN FUTURES CONTRACTS OUTSTANDING AT July 31, 2010:

Fund	Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2010	Unrealized Appreciation
	Long Position:
Prudential Small-Cap Core Equity Fund	34	Russell 2000 Mini Index Futures	Sept. 2010	$2,091,277	$2,208,640	$117,363
Prudential Small Cap Value Fund	—	—	—	—	—	—
Pro-Forma Combined Prudential Small Cap Value Fund	34	Russell 2000 Mini Index Futures	Sep. 2010	$2,091,277	$2,208,640	$117,363

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1-quoted prices in active markets for identical securities

Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s assets carried at fair value:

Prudential Small-Cap Core Equity Fund

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$131,628,583	$—	$—
Affiliated Money Market Mutual Fund	16,376,977	—	—
U.S.Government Security	—	399,748	—
Other Financial Instruments*
Futures	117,363	—	—
Total	$148,122,923	399,748	—

Prudential Small-Cap Value Fund

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$102,257,830	$—	$—
Affiliated Money Market Mutual Fund	15,624,956	—	—
Total	$117,882,786	—	—

Pro Forma Prudential Small-Cap Value Fund after Reorganization

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$233,886,413	$—	$—
Affiliated Money Market Mutual Fund	32,001,933	—	—
U.S.Government Security	—	399,748	—
Other Financial Instruments*
Futures	117,363	—	—
Total	$266,005,709	399,748	—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Prudential Small-Cap Core Equity

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated	Asset Derivatives			Liability Derivatives
as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker—variation margin	$117,363	*	—	$—

*                 Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the twelve months ended July 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging
instruments, carried at fair value	Futures
Equity contracts	$660,475

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not designated as hedging
instruments, carried at fair value	Futures
Equity contracts	$(87,344)

For the twelve months ended July 31, 2010, the Equity Fund’s average value at trade date for futures long position was $2,979,550.

Note: Prudential Small Cap Value Fund did not invest in derivatives during the twelve months ended July 31, 2010.

Pro-Forma Statement of Assets and Liabilities

as of July 31, 2010

(Unaudited)

	Prudential Small- Cap Core Equity Fund, Inc.	Prudential Small Cap Value Fund	Pro-Forma adjustments		Pro-Forma Combined Prudential Small Cap Value Fund

Assets
Investments at value, including securities on loan(C)
Unaffiliated Investments(A)	$132,028,331	$102,257,830			$234,286,161
Affiliated Investments(B)	16,376,977	15,624,956			32,001,933
Dividends and interest receivable	66,426	137,987			204,413
Other Assets	—	129,000			129,000
Receivable for Fund shares sold	122,445	16,245			138,690
Due from broker - variation margin	6,460	—			6,460

Total assets	148,600,639	118,166,018	—		266,766,657

Liabilities

Payable to broker for collateral for securities on loan	14,050,700	14,769,067			28,819,767
Payable to Custodian	5,835	98,582			104,417
Payable for Fund shares reacquired	284,223	270,378			554,601
Accrued expenses and other liabilities	88,675	157,796			246,471
Management fee payable	65,894	59,004			124,898
Distribution fee payable	24,731	45,667			70,398
Affiliated transfer agent fee payable	8,286	22,278			30,564
Deferred trustees’ fees	1,590	5,640			7,230

Total liabilities	14,529,934	15,428,412	—		29,958,346

Net Assets	$134,070,705	$102,737,606	—		$236,808,311

Net assets were comprised of:
Shares of beneficial interest, at par	$8,960	$9,265	$2,800	(a)	$21,025
Paid-in capital, in excess of par	169,475,456	132,420,682	$(2,800	)(a)	301,893,338
	169,484,416	132,429,947	—		301,914,363
Distributions in excess of net investment income	(101,155)	(5,640)			(106,795)
Accumulated net realized loss on investments	(68,781,668)	(30,686,462)			(99,468,130)
Net unrealized appreciation on investments	33,469,112	999,761			34,468,873
Net assets, July 31, 2010	134,070,705	102,737,606	$—		236,808,311

(A) Identified cost of unaffiliated investments	$98,676,582	$101,258,069	$199,934,651

(B) Identified cost of affiliated investments	$16,376,977	$15,624,956	$32,001,933

(C) Including securities on loan of	$13,638,115	$14,260,058	$27,898,173

Prudential Small Cap Value Fund after Reorganization

					Pru Small-Cap Value
	Pru Small-Cap	Pru Small-Cap			(Pro Forma
	Core Equity	Value			Surviving)
	Fund, Inc.	Fund	Adjustments		Reorganization
Net Asset Value
Class A

Net assets	$49,963,432	$57,017,112			$106,980,544
Shares of beneficial interest issued and outstanding	3,352,441	4,945,070	980,901	(b)	9,278,412
Net asset value and redemption price per share	$14.90	11.53			11.53
Maximum sales charge (5.50% of offering price)	0.87	0.67			0.67
Maximum offering price to public	$15.77	$12.20			$12.20

Net Asset Value
Class B

Net assets	$3,763,154	$7,511,112			$11,274,266
Shares of beneficial interest issued and outstanding	275,419	720,136	85,382	(b)	1,080,937
Net asset value and redemption price per share	$13.66	$10.43			$10.43

Net Asset Value
Class C

Net assets	$10,718,566	$26,451,706			$37,170,272
Shares of beneficial interest issued and outstanding	784,491	2,537,057	243,176	(b)	3,564,724
Net asset value and redemption price per share	$13.66	$10.43			$10.43

Net Asset Value
Class L

Net assets	$—	$6,740,203			$6,740,203
Shares of beneficial interest issued and outstanding	—	587,302			587,302
Net asset value and redemption price per share		11.48			11.48
Maximum sales charge (5.75% of offering price)		0.70			0.70
Maximum offering price to public	$—	$12.18			$12.18

Net Asset Value
Class M

Net assets	$—	$2,593,198			$2,593,198
Shares of beneficial interest issued and outstanding		246,467			246,467
Net asset value and redemption price per share	$—	$10.52			$10.52

Net Asset Value
Class R

Net assets	$282,600	$—			$282,600
Shares of beneficial interest issued and outstanding	19,034	—	5,476	(b)	24,510	(c)
Net asset value and redemption price per share	$14.85	$—			$11.53

Net Asset Value
Class X

Net assets	$—	$2,424,275			$2,424,275
Shares of beneficial interest issued and outstanding		229,363			229,363
Net asset value and redemption price per share	$—	$10.57			$10.57

Net Asset Value
Class Z

Net assets	$69,342,953	$—			$69,342,953
Shares of beneficial interest issued and outstanding	4,528,698	—	1,485,435	(b)	6,014,133	(c)
Net asset value and redemption price per share	$15.31	$—			$11.53

(a)         Change in consolidated par amount due to Reorganization.

(b)   Represents the difference between total additional shares to be issued (see Pro Forma Financial Statements—Note 2) and current Pru Small-Cap Core Equity Fund shares outstanding.

(c)   The number of shares issued is based on Class A shares net asset value per share of the Prudential Small-Cap Value Fund at the time of reorganization.

Pro-Forma Statement of Operations

For the Period Ended July 31, 2010

(Unaudited)

	Prudential Small-Cap Core Equity Fund, Inc.	Prudential Small Cap Value Fund	Adjusting Entries		Pro-Forma Combined Prudential Small Cap Value Fund
Statement of Operations
Income:
Unaffiliated Dividend Income	$1,458,232	$1,839,689	—		$3,297,921
Affiliated Income from Securities Lending, Net	70,049	77,844	—		$147,893
Affiliated Dividend Income	6,084	2,459	—		$8,543
Unaffiliated Interest Income	931	—	—		931
Total Income	1,535,296	1,919,992	—		3,455,288

Expenses:
Management Fee	875,302	754,089	145,884	(a)	1,775,275
Distribution Fees - Class A	158,051	169,334	—		327,385
Distribution Fees - Class B	42,180	77,816	—		119,996
Distribution Fees - Class C	128,986	282,977	—		411,963
Distribution Fees - Class L	—	35,330	—		35,330
Distribution Fees - Class M	—	12,332	—		12,332
Distribution Fees - Class R	1,517	—	—		1,517
Distribution Fees - Class X	—	8,010	—		8,010
Transfer Agent Fees and Expenses	219,000	370,000	—		589,000
Custodian’s Fees and Expenses	74,000	74,000	(43,000	)(b)	105,000
Registration Fees	65,000	60,000	(35,000	)(b)	90,000
Reports to Shareholders	55,000	57,000	(27,000	)(b)	85,000
Legal and Audit Fees	46,000	49,000	(40,000	)(b)	55,000
Trustees Fees	17,000	14,000	(12,000	)(b)	19,000
Insurance Expense	4,000	2,000	—		6,000
Loan Interest Expense	3,597	—	—		3,597
Miscellaneous Expenses	15,296	18,021	(3,362	)(b)	29,955

Total Expenses	1,704,929	1,983,909	(14,478)		3,674,360
Net Investment Income (Loss)	(169,633)	(63,917)	14,478		(219,072)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions	21,179,595	6,480,712	—		27,660,307
Net realized gain on futures transactions	660,475	—	—		660,475
Net change in unrealized appreciation (depreciation) on investments	1,657,869	13,026,897	—		14,684,766
Net change in unrealized appreciation (depreciation) on futures	(87,344)	—	—		(87,344)
Net Gain (Loss) on Investments	23,410,595	19,507,609	—		42,918,204

Net Increase (Decrease) in Net Assets Resulting From Operations	$23,240,962	$19,443,692	$14,478		$42,699,132

(a) Small Cap Core Equity Fund does not have the same management fee rate as Small Cap Value Fund.

(b) Estimated savings on fund fees due to consolidation.

Note: Does not include re-organization expenses of $249,000.

Notes to Pro Forma Financial Statements for the Reorganization (unaudited)

1.  Basis of Combination—The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments at July 31, 2010 and the related Pro Forma Statement of Operations (“Pro Forma Statements”) for the period ended July 31, 2010, reflect the accounts of Prudential Small-Cap Value Fund (the “Acquiring” fund) and Prudential Small-Cap Core Equity Fund (the “Target” fund), each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the Target fund in exchange for shares of the Acquiring fund.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.  As of July 31, 2010, all of the securities held by the Target fund would comply with the compliance guidelines and restrictions of the Acquiring fund.

2.  Shares of Beneficial Interest--The pro forma net asset value per share assumes the issuance of additional Class A, B, C, R, and Z shares of the Acquiring fund, which would have been issued on July 31, 2010 in connection with the proposed reorganization. Shareholders of the Target fund would become shareholders of the Acquiring fund, receiving shares of the Acquiring fund equal to the value of their holdings in the Target fund.  The amount of additional shares assumed to be issued has been calculated based on the July 31, 2010 net assets of the Target fund and the Acquiring fund, the net asset value per share are as follows:

Prudential Small-Cap Value Fund Additional Shares Issued		Net Assets of Target Fund as of 7/31/2010	Prudential Small-Cap Value Fund Net Asset Value Per Share
Class A	4,333,342	$49,963,432	11.53
Class B	360,801	$3,763,154	10.43
Class C	1,027,667	$10,718,566	10.43
Class R	24,510	$282,600	11.53
Class Z	6,014,133	$69,342,953	11.53

3.  Pro Forma Operations—The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for the Acquiring fund at the combined level of average net assets for the twelve months ended July 31, 2010.  The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.  Security Valuation—Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price.  Securities traded via Nasdaq are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.  Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring  after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.  When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in non exchange traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates a fair value.  The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.  Short-term securities which mature in more than sixty days are valued at current market quotations.

The Funds’ valuation policies are substantially identical and there are no differences in the terms of how each Fund values its portfolio securities.

5.  Estimates—The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.  Taxes—For federal income tax purposes, each Fund is treated as a separate taxpaying entity.  It is the policy of each Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.